SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Preliminary Additional Materials



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(e) or Sec. 240.14a-12

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
      (Name of Registrant as Specified In Its Charter) Fidelity Capital
      Trust

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
            (Name of Person(s) Filing Proxy Statement) Arthur S. Loring, Secretary

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Payment of Filing Fee (Check the appropriate box):

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
[  ]   $125 per Exchange Act Rules 0-11(c)(ii), 14a-6(j) (1), or 14a-6(j) (2).



[  ]   $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(j) (3).



[  ]   Fee computed on table below per Exchange Act Rules 14a-6(j) (4) and 0-11.

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            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:


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
[X]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

      and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:  $125



      (2)   Form, Schedule or Registration Statement No.:  811-2841



      (3)   Filing Party:  Registrant



      (4)   Date Filed:  July 20, 1994


FIDELITY CAPITAL APPRECIATION FUND
FIDELITY VALUE FUND
FIDELITY DISCIPLINED EQUITY FUND
FIDELITY STOCK SELECTOR
FUNDS OF
FIDELITY CAPITAL TRUST
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-544-8888
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity Capital Appreciation Fund, Fidelity Value Fund,
Fidelity Disciplined Equity Fund, and Fidelity Stock Selector (the funds)
will be held at the office of Fidelity Capital Trust (the trust), 82
Devonshire Street, Boston, Massachusetts 02109 on October 26, 1994, at 9:00
a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a Board of Trustees.
    2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for each fund permitting a fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended management contract for Fidelity Capital
Appreciation Fund, Fidelity Disciplined Equity Fund, and Fidelity Stock
Selector.
 8. To approve    an amended     management contract for Fidelity Value
Fund.
 9. To approve a Distribution and Service Plan pursuant to Rule 12b-1 for
Fidelity Disciplined Equity Fund and Fidelity Stock Selector.
10. To approve a new Sub-Advisory Agreement with FMR Far East for each fund.
11. To approve a new Sub-Advisory Agreement with FMR U.K. for each fund.
12 . To eliminate Fidelity Capital Appreciation Fund's and Fidelity Value
Fund's fundamental investment policies concerning investment for temporary defensive purposes.
13. To amend Fidelity Value Fund's fundamental investment limitation concerning diversification.
14. To amend each fund's fundamental investment limitation concerning real estate.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
15. To amend Fidelity Capital Appreciation Fund's, Fidelity Disciplined
Equity Fund's, and Fidelity Stock Selector's fundamental investment limitation concerning diversification.
16. To amend Fidelity Capital Appreciation Fund's, Fidelity Value Fund's,
and Fidelity Disciplined Equity Fund's fundamental investment limitation concerning the issuance of senior securities.
17. To eliminate each fund's fundamental investment limitation concerning short sales of securities.
18. To eliminate each fund's fundamental investment limitation concerning margin purchases.
19. To amend each fund's fundamental investment limitation concerning borrowing.
20.  To amend Fidelity Value Fund's, Fidelity Disciplined Equity Fund's,
and Fidelity Stock Selector's fundamental investment limitation concerning
the concentration of    the funds'     investments within a single
industry.
21. To amend Fidelity Capital Appreciation Fund's fundamental investment limitation concerning underwriting.
22. To amend Fidelity Disciplined Equity Fund's and Fidelity Stock
Selector's fundamental investment limitation and to adopt a fundamental investment limitation for Fidelity Capital AppreciatIon Fund concerning the purchase and sale of physical commodities.
23.  To amend Fidelity Capital Appreciation Fund's, Fidelity Value Fund's,
and Fidelity Disciplined Equity Fund's fundamental investment limitation concerning lending.
24. To eliminate Fidelity Capital Appreciation Fund's and Fidelity Value
Fund's fundamental investment limitation concerning investment in other investment companies.
25. To eliminate Fidelity Value Fund's fundamental investment limitation concerning investments in securities of newly-formed issuers.
26. To eliminate Fidelity Value Fund's fundamental investment limitation concerning investments in oil, gas, and other mineral exploration programs.
 The Board of Trustees has fixed the close of business on August 29, 1994 as the record date for the determination of the shareholders of each fund entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
August 29, 1994
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.
SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER
WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN
THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE TO THE FUNDS, WE ASK YOUR
COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR
SMALL YOUR HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help you avoid the time and expense to the funds involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing.
This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID
                SIGNATURE

A. 1)   ABC Corp.                       John Smith,
                                        Treasurer

 2)     ABC Corp.                       John Smith,
                                        Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins,
                                        Trustee

 2)     ABC Trust                       Ann B. Collins,
                                        Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins,
                                        Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY CAPITAL APPRECIATION FUND
FIDELITY VALUE FUND
FIDELITY DISCIPLINED EQUITY FUND
FIDELITY STOCK SELECTOR
TO BE HELD ON OCTOBER 26, 1994
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity
Capital Trust (the trust) to be used at the Special Meeting of Shareholders of Fidelity Capital Appreciation Fund, Fidelity Value Fund, Fidelity
Disciplined Equity Fund,    and     Fidelity Stock Selector, and at any
adjournments thereof (the Meeting), to be held October 26, 1994 at 9:00
a.m. at 82 Devonshire Street, Boston, Massachusetts 02109, the principal executive office of the trust. The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about August
29, 1994. Supplementary solicitations may be made by mail, telephone, telegraph, or by personal interview by representatives of the trust. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person. All proxy cards solicited by the Board of
Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting.
Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. All proxies not voted, including broker non-votes, will not be counted toward establishing a quorum. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.
When voting on a proposed adjournment, the persons named as proxies will
vote    FOR     the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. A
copy of    each fund's     annual    report     for the fiscal period ended
October 31, 1993    has     been mailed or delivered to respective
shareholders of each fund entitled to vote at the meeting.
 Shares of each fund issued and outstanding as of    July 31    , 1994 are
indicated in the following table:
  FIDELITY CAPITAL APPRECIATION FUND    101,130,268
  FIDELITY VALUE FUND    66,149,161
  FIDELITY DISCIPLINED EQUITY FUND    52,020,281
  FIDELITY STOCK SELECTOR    39,882,863
 To the knowledge of the trust, no shareholder owned of record or
beneficially more than 5% of the total        outstanding shares of any of
the funds on that date. Shareholders of record at the close of business on
August 29, 1994 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT
TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE
AFFIRMATIVE VOTE OF A MAJORITY OF OUTSTANDING VOTING SECURITIES OF    THE
TRUST AND OF     EACH FUND OF THE TRUST AND,        PROPOSALS 4 AND 5,
REQUIRE     A MAJORITY OF THE OUTSTANDING    SHARES     OF THE ENTIRE
TRUST. APPROVAL OF PROPOSALS 6 THROUGH    26     REQUIRES THE AFFIRMATIVE
VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES'' OF THE
APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF 1940 (THE 1940 ACT),
A "MAJORITY VOTE OF THE OUTSTANDING VOTING SECURITIES'' MEANS THE
AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF THE SHARES OF THE
TRUST OR A FUND PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE
HOLDERS OF MORE THAN 50% OF THE OUTSTANDING SHARES ARE PRESENT OR
REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING SHARES.
1. TO ELECT A BOARD OF TRUSTEES.
 Pursuant to the provisions of the Declaration of Trust of Fidelity Capital
Trust, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Mr. Mann, all nominees named below are currently Trustees of
Fidelity Capital Trust and have served in that capacity continuously since originally elected or appointed. Mr. Cox, Mrs. Davis, Mr. Jones, and Mr.
Lynch were selected by the trust's Nominating and Administration Committee
(see page ) and were appointed to the Board in November 1991,    December,
1992    , May 1990, and April 1990, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are
"interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser, Fidelity
Management & Research Company (FMR, or the Adviser), or the funds'
distribution agent, Fidelity Distributors Corporation (FDC). Each of the nominees is currently a Trustee or General Partner, as the case may be, of other funds advised by FMR.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee                  Principal Occupation*   *               Year of
 (Age)                                                           Election or
                                                                 Appointme
                                                                 nt

*J. Gary Burkhead        Senior Vice President, is               1987
82 Devonshire Street     President of FMR; and President
Boston, MA               and a Director of FMR Texas
 (53)                    Inc. (1989), Fidelity
                         Management & Research (U.K.)
                         Inc., and Fidelity Management &
                         Research (Far East) Inc.

Ralph F. Cox             Consultant to Western Mining            1991
200 Rivercrest Drive     Corporation (1994). Prior to
Fort Worth, TX           February 1994, he was
 (62)                    President of Greenhill Petroleum
                         Corporation (petroleum
                         exploration and production,
                         1990). Until March 1990, Mr.
                         Cox was President and Chief
                         Operating Officer of Union
                         Pacific Resources Company
                         (exploration and production). He
                         is a Director of Bonneville Pacific
                         Corporation (independent power,
                         1989), Sanifill Corporation
                         (non-hazardous waste, 1993),
                         and CH2M Hill Companies
                         (engineering). In addition, he
                         served on the Board of Directors
                         of the Norton Company
                         (manufacturer of industrial
                         devices, 1983-1990) and
                         continues to serve on the Board
                         of Directors of the Texas State
                         Chamber of Commerce, and is a
                         member of advisory boards of
                         Texas A&M University and the
                         University of Texas at Austin.

Phyllis Burke Davis      Prior to her retirement in              1992
P.O. Box 264             September 1991, Mrs. Davis
Bridgehampton, NY        was the Senior Vice President of
 (62)                    Corporate Affairs of Avon
                         Products, Inc. She is currently a
                         Director of BellSouth
                         Corporation
                         (telecommunications), Eaton
                         Corporation (manufacturing,
                         1991), and the TJX Companies,
                         Inc. (retail stores, 1990), and
                         previously served as a Director
                         of Hallmark Cards, Inc.
                         (1985-1991) and Nabisco
                         Brands, Inc. In addition, she
                         serves as a Director of the New
                         York City Chapter of the National
                         Multiple Sclerosis Society, and is
                         a member of the Advisory
                         Council of the International
                         Executive Service Corps. and
                         the President's Advisory Council
                         of The University of Vermont
                         School of Business
                         Administration.

Richard J. Flynn         Financial consultant. Prior to          1982
77 Fiske Hill            September 1986, Mr. Flynn was
Sturbridge, MA           Vice Chairman and a Director of
 (70)                    the Norton Company
                         (manufacturer of industrial
                         devices). He is currently a
                         Director of Mechanics Bank and
                         a Trustee of College of the Holy
                         Cross and Old Sturbridge
                         Village, Inc.

*Edward C. Johnson       President, is Chairman, Chief           19   78
3d                       Executive Officer and a Director
82 Devonshire Street     of FMR Corp.; a Director and
Boston, MA               Chairman of the Board and of
 (64)                    the Executive Committee of
                         FMR; Chairman and a Director
                         of FMR Texas Inc. (1989),
                         Fidelity Management &
                         Research (U.K.) Inc., and
                         Fidelity Management &
                         Research (Far East) Inc.

E. Bradley Jones         Prior to his retirement in 1984, Mr.    1990
3881-2 Lander Road       Jones was Chairman and Chief
Chagrin Falls, OH        Executive Officer of LTV Steel
 (66)                    Company. Prior to May 1990, he
                         was a Director of National City
                         Corporation (a bank holding
                         company) and National City Bank
                         of Cleveland. He is a Director of
                         TRW Inc. (original equipment and
                         replacement products),
                         Cleveland-Cliffs Inc (mining),
                         NACCO Industries, Inc. (mining
                         and marketing), Consolidated Rail
                         Corporation, Birmingham Steel
                         Corporation, Hyster-Yale Materials
                         Handling, Inc. (1989) and RPM
                         Inc. (manufacturer of chemical
                         products, 1990). In addition, he
                         serves as a Trustee of First Union
                         Real Estate Investments,
                         Chairman of the Board of
                         Trustees and a member of the
                         Executive Committee of the
                         Cleveland Clinic Foundation, a
                         Trustee and a member of the
                         Executive Committee of
                         University School (Cleveland),
                         and a Trustee of Cleveland Clinic
                         Florida.

Donald J. Kirk           Professor at Columbia University        1987
680 Steamboat Road       Graduate School of Business
Apartment #1-North       and a financial consultant. Prior
Greenwich, CT            to 1987, he was Chairman of the
 (61)                    Financial Accounting Standards
                         Board. Mr. Kirk is a Director of
                         General Re Corporation
                         (reinsurance) and Valuation
                         Research Corp. (appraisals and
                         valuations, 1993). In addition, he
                         serves as Vice Chairman of the
                         Board of Directors of the
                         National Arts Stabilization Fund
                         and Vice Chairman of the Board
                         of Trustees of the Greenwich
                         Hospital Association.

*Peter S. Lynch          Vice Chairman of FMR (1992).            1990
82 Devonshire Street     Prior to his retirement on May
Boston, MA               31, 1990, he was a Director of
  (51)                   FMR (1989) and Executive Vice
                         President of FMR (a position he
                         held until March 31, 1991); Vice
                         President of Fidelity Magellan
                         Fund and FMR Growth Group
                         Leader; and Managing Director
                         of FMR Corp. Mr. Lynch was
                         also Vice President of Fidelity
                         Investments Corporate Services
                         (1991-1992). He is a Director of
                         W.R. Grace & Co. (chemicals,
                         1989) and Morrison Knudsen
                         Corporation (engineering and
                         construction). In addition, he
                         serves as a Trustee of Boston
                         College, Massachusetts Eye &
                         Ear Infirmary, Historic Deerfield
                         (1989) and Society for the
                         Preservation of New England
                         Antiquities, and as an Overseer
                         of the Museum of Fine Arts of
                         Boston (1990).

Gerald C. McDonough      Chairman of G.M. Management             1989
135 Aspenwood Drive      Group (strategic advisory
Cleveland, OH            services). Prior to his retirement
 (65)                    in July 1988, he was Chairman
                         and Chief Executive Officer of
                         Leaseway Transportation Corp.
                         (physical distribution services).
                         Mr. McDonough is a Director of
                         ACME-Cleveland Corp. (metal
                         working, telecommunications
                         and electronic products),
                         Brush-Wellman Inc. (metal
                         refining), York International
                         Corp. (air conditioning and
                         refrigeration, 1989), Commercial
                         Intertech Corp. (water treatment
                         equipment, 1992), and
                         Associated Estates Realty
                         Corporation (a real estate
                         investment trust, 1993).

Edward H. Malone         Prior to his retirement in 1985,        1989
5601 Turtle Bay Drive    Mr. Malone was Chairman,
#2104                    General Electric Investment
Naples, FL               Corporation and a Vice
 (69)                    President of General Electric
                         Company. He is a Director of
                         Allegheny Power Systems, Inc.
                         (electric utility), General Re
                         Corporation (reinsurance), and
                         Mattel Inc. (toy manufacturer). In
                         addition, he serves as a Trustee
                         of Corporate Property Investors,
                         the EPS Foundation at Trinity
                         College, the Naples
                         Philharmonic Center for the Arts,
                         and Rensselaer Polytechnic
                         Institute, and he is a member of
                         the Advisory Boards of Butler
                         Capital Corporation Funds and
                         Warburg, Pincus Partnership
                         Funds.

Marvin L. Mann           Chairman of the Board,                     --
55 Railroad Avenue       President, and Chief Executive
Greenwhich, CT           Officer of Lexmark International,
 (61)                    Inc. (office machines, 1991).
                         Prior to 1991, he held positions
                         of Vice President of International
                         Business Machines Corporation
                         ("IBM") and President and
                         General Manager of various IBM
                         divisions and subsidiaries. Mr.
                         Mann is a Director of M.A.
                         Hanna Company (chemicals,
                         1993) and Infomart (marketing
                         services, 1991), a Trammell
                         Crow Co. In addition, he serves
                         as the Campaign Vice Chairman
                         of the Tri-State United Way
                         (1993) and is a member of the
                         University of Alabama
                         President's Cabinet (1990).

Thomas R. Williams       President of The Wales Group,           1989
21st Floor               Inc. (management and financial
191 Peachtree Street,    advisory services). Prior to
N.E.                     retiring in 1987, Mr. Williams
Atlanta, GA              served as Chairman of the
 (66)                    Board of First Wachovia
                         Corporation (bank holding
                         company), and Chairman and
                         Chief Executive Officer of The
                         First National Bank of Atlanta
                         and First Atlanta Corporation
                         (bank holding company). He is
                         currently a Director of BellSouth
                         Corporation
                         (telecommunications), ConAgra,
                         Inc. (agricultural products),
                         Fisher Business Systems, Inc.
                         (computer software), Georgia
                         Power Company (electric utility),
                         Gerber Alley & Associates, Inc.
                         (computer software), National
                         Life Insurance Company of
                         Vermont, American Software,
                         Inc. (1989), and AppleSouth,
                         Inc. (restaurants, 1992).


** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of Ju   ly 31    , 1994, the nominees and officers of the trust owned,
in the aggregate   ,        less than 1% of each fund's     outstanding
shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and eight non-interested Trustees, met eleven times during the twelve months ended October 31, 1993. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 As a group, the non-interested Trustees received fees and expenses of $13,928 from the trust in their capacities as Trustees of the funds for the fiscal year ended October 31, 1993. The non-interested Trustees also served
in similar capacities for other funds advised by FMR (see    page )    ,
and received additional compensation for such services.
 The Board of Trustees has adopted a policy whereby non-interested Trustees, upon reaching their 72nd birthday will resign. Under a defined benefit retirement program, non-interested Trustees, upon reaching age 72, are entitled to payments during their lifetime based on their basic Trustee fees and their length of service.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, of FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Messrs. Kirk (Chairman), Cox, and Jones are members of the Committee. This Committee oversees and monitors the financial reporting process, including recommending to the Board the independent accountants to be selected for the trust (see Proposal 2), reviewing internal controls and the auditing function (both internal and external), reviewing the qualifications of key personnel performing audit work, and overseeing compliance procedures. During the twelve months ended October 31, 1993, the Committee held five meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. Flynn (Chairman), McDonough, and Williams. The Committee members confer periodically and hold meetings as required. The Committee is charged with the duties of reviewing the composition and compensation of the Board of Trustees, proposing additional non-interested Trustees, monitoring the performance of legal counsel employed by the funds and the non-interested Trustees, and acting as administrative committee under the Retirement Plan for non-interested Trustees. During the twelve months ended October 31, 1993, the Committee held five meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND    L.L.P.     AS
INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand
   L.L.P.     has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand
   L.L.P.     has advised the trust that it has no direct or material
indirect ownership interest in the trust.
 The services provided to the trust include (1) audit of annual financial statements and, if requested, limited review of unaudited semiannual financial statements; (2) assistance and consultation in connection with SEC filings; and (3) review of the federal income tax returns filed on behalf of the trust. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountant's independence.
Representatives of Coopers & Lybrand    L.L.P.     are not expected to be
present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve a proposal to amend Article VIII, Section 1 of the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Fidelity Capital Appreciation Fund, Fidelity Value Fund, Fidelity Disciplined Equity Fund, and Fidelity Stock Selector are funds of Fidelity Capital Trust, an open-end management investment company organized as a Massachusetts business trust. Currently, there are four funds in the trust. Shareholders of each fund vote separately on matters concerning only that fund and vote on a trust-wide basis on matters that effect the trust as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one share, one-vote provision was to provide
equitable voting rights as required by the    1940 Act    . In the case
where a trust has several series or funds, such as Fidelity Capital Trust, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds diverge over time. The Staff of
the    SEC     has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights than the one-share, one-vote system currently in effect for certain votes. The voting power of shareholders would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount
invested in a fund with a higher NAV. The    following     table
   s    hows each fund's net asset value.

Fund                               Net Asset Value          $1,000 investment
                                   as of    July 31,        in terms of shares
                                   1994                     on    July 31    , 1994

Fidelity Capital Appreciation         $16.39                   61.013
Fund

Fidelity Value Fund                   $43.08                   23.213

Fidelity Disciplined Equity Fund      $18.24                   54.825

Fidelity Stock Selector               $18.75                   53.333


 For example, Fidelity Capital Appreciation Fund shareholders would have
approximately    163    % greater voting power than Fidelity Value Fund
shareholders because at    July 31, 1994     NAVs, a $1,000 investment in
Fidelity Capital Appreciation Fund would equal    61.013     shares,
whereas a $1,000 investment in Fidelity Value Fund would equal
   23.213 shares. Accordingly, a one share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest which FMR believes is a more equitable result, and is the result in a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue. In this instance, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund would have the same voting rights, since the NAV is the same for all shares in a single fund.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 determines the method of calculating voting rights for all shareholder votes for a fund. If approved, Article VIII, Section 1 will be amended as follows (material to be added is underlined and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
 Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote to any matter on which it is entitled to vote, and each fractional Share shall be
entitled to a proportionate fractional vote.] A    S    hareholder of each
   S    eries shall be entitled to one vote for each dollar of net asset
value (number of    S    hares owned times net asset value per share) per
share of such    S    eries, on any matter on which such    S    hareholder
is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of Trust to be taken by Shareholders.
 CONCLUSION. If approved, the amendment will take effect immediately after the shareholder meeting or after any adjournments thereof. The Trustees believe the proposed amendment will benefit the trust by bringing greater equality in voting rights among all shareholders of the trust. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If the amendment is not approved, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the outstanding shareholders of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees also may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. An appointment in this case currently requires shareholder notification within three months of the appointment under the current Declaration of Trust.
 Subject to shareholder approval, the Trustees intend to eliminate the notification requirement from the Trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
TRUSTEES
RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.

 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposed elimination of the Declaration of Trust's shareholder notification requirement in the event of an appointment of a Trustee is in the best interests of the trust's shareholders. The Trustees recommend voting FOR the proposed amendment. If the proposal is not approved, the Declaration of Trust's current section entitled "Resignation and Appointment of Trustees" will remain unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the funds approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of the Pooled Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Pooled Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, each fund's policies do not allow for such investments. Proposal 6 on page seeks each fund's shareholder approval to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Pooled Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with a retail equity fund designed for investors with lower minimums. This structure allows several feeder funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one master pool instead of managing them separately. The feeder funds combine their investments by investing all of their assets in one master pooled fund which would be organized as an open-end management investment company (mutual fund). (Each feeder fund invested in a single master pooled investment retains its own characteristics, but is able to achieve operational efficiencies through investing together with the other feeder funds in the Pooled Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Pooled Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Pooled Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Pooled Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Pooled Fund structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Pooled Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Pooled Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is underlined):
 "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 (t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"
 CONCLUSION. The Trustees believe the proposed amendment will benefit the funds by providing the Trustees with the flexibility to adopt a Pooled Fund Structure in the future if permitted by a fund's investment policies and if the Trustees determine it to be in the best interest of the fund. The Trustees recommend that shareholders vote FOR the proposed amendment to the Declaration of Trust. If approved, the amendment to the Declaration of Trust will take effect immediately after the shareholder meeting or any adjournments thereof. If the proposal is not approved, Article V, Section 1 of the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR EACH FUND PERMITTING A FUND TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the fund approve, the adoption of a new fundamental investment policy that would permit each fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Pooled Fund Structure"). The purpose of pooling would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled "master" fund. In order to implement a Pooled Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal (5) proposes to amend the Declaration of Trust, and if approved, would allow the Trustees to authorize the conversion to a Pooled Fund Structure when permitted by a fund's policies. This proposal would add a fundamental policy for each fund that permits a Pooled Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that a fund should invest in a master fund, the Trustees believe it could be in the best interests of each fund to adopt such a structure at a future date.
 At present, certain of each fund's fundamental investment policies and limitations would prevent a fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit each fund's assets to be invested in a single Pooled Fund, without a further vote of shareholders, if the Trustees determine that action to be in the best interests of a fund and its shareholders. Approval of Proposal (5) provides the Trustees with explicit authority to approve a Pooled Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of each fund that currently prohibit investment in shares of one investment company would be modified to permit the investment in a Pooled Fund. These policies include each fund's limitations on concentration, underwriting, and Fidelity Value Fund's and Fidelity Capital Appreciation Fund's limitations on diversification.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Pooled Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Each fund's method of operation and shareholder services would not be materially affected by its investment in a Pooled Fund, except that the assets of a fund would be managed as part of a larger pool. Were a fund to invest all of its assets in a Pooled Fund, it would hold only a single investment security, and the Pooled Fund would directly invest in individual securities pursuant to its investment objective. The Pooled Fund would be managed by FMR or an affiliate, such as FMR Texas in the case of a money market fund. The Trustees would retain the right to withdraw a fund's investments from a Pooled Fund at any time and would do so if the Pooled Fund's investment objective and policies were no longer appropriate for the fund. The fund would then resume investing directly in individual securities as it does currently. Whenever a fund is asked to vote at a shareholder meeting of the Pooled Fund, the fund will hold a meeting of its shareholders if required by applicable law or the fund's policies to vote on the matters to be considered at the Pooled Fund shareholder meeting. The fund will cast its votes at the Pooled Fund meeting in the same proportion as the fund's shareholders voted at theirs. The fund would otherwise continue its normal operations.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing each fund's assets in a Pooled Fund only if they determine that pooling is in the best interests of the fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to the fund or its shareholders. In determining whether to invest in a Pooled Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Pooled Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR intends to seek federal and state regulatory approval in order to allow the Fidelity funds to invest in Pooled Funds. There is, of course, no assurance that all necessary regulatory approvals will be obtained, or that cost reductions or increased efficiencies will be achieved.
 FMR may benefit from the use of a Pooled Fund if overall assets are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to each fund may be reduced. If a fund's investment in a Pooled Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Pooled Fund structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow each fund to invest in a Pooled Fund at a future date, the Trustees recommend that each fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for each fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees recommends that each fund's shareholders vote to adopt a new fundamental policy that would permit each fund, subject to future review by the Board of Trustees as described above, to invest all of its assets in an open-end investment company with substantially the same fundamental investment objective, policies, and limitations as the fund. If the proposal is not adopted, each fund's current fundamental investment policies will remain unchanged with respect to potential investment in Pooled Funds.
   7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY CAPITAL APPRECIATION FUND, FIDELITY DISCIPLINED EQUITY FUND, AND FIDELITY STOCK SELECTOR.
    The Board of Trustees has approved, and recommends that shareholders of each fund approve, a proposal to amend each fund's management contract with FMR (the Amended Contract). The proposal would modify the management fee that FMR receives from each fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
        PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT.    A copy of
the Amended Contract, marked to indicate the proposed amendment, is supplied as Exhibit 1 on page 72 . Except for the amendment to the management fee it is substantially identical to the Present Contract. (For a detailed discussion of each fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 51.) If approved by shareholders, the Amended Contract will take effect on November 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1995 and thereafter subject to continuation by the funds' Board of Trustees. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1995, and thereafter subject to continuation by the funds' Board of Trustees.
    The management fee is an annual percentage of a fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a basic fee rate and a performance adjustment. The basic fee rate is the sum of a group fee rate, which varies according to assets under management by FMR, and a fixed individual fund fee rate. The proposal would modify the group fee rate by providing for lower fee rates if assets under management by FMR remain above $138 billion.
        MODIFICATION TO GROUP FEE RATE.    The group fee rate varies based
on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract changes the group fee calculation for group net assets of $138 billion or more. Above $138 billion in group net assets, the effective annual group fee rate declines under both contracts, but under the Amended Contract, it declines faster. Group fee rates that are lower than those contained in each fund's Present Contract have been voluntarily implemented by FMR on January 1, 1992, November 1, 1993, and August 1, 1994.
    The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract would add eight new fee breakpoints for group asset levels above $138 billion as illustrated in the table below. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contracts" beginning on page 51.)
   GROUP FEE RATE BREAKPOINTS
   Present Contract          Amended Contract


   Average Group
          Present
          Average Group
          Amended

   Assets
                 Contract*          Assets
                 Contract
   ($ billions)                               ($ billions)


   66 - 84            .3200%          66 -  84           .3200%

    84 - 102          .3150%          84 - 102           .3150%

   Over 102           .3100%          102 - 138          .3100%

                                      138 - 174          .3050%

                                      174 - 210          .3000%

                                      210 - 246          .2950%

                                      246 - 282          .2900%

                                      282 - 318          .2850%

                                      318 - 354          .2800%

                                      354 - 390          .2750%

                                      Over 390           .2700%

   The result at various levels of group net assets is illustrated by the table below.
   EFFECTIVE ANNUAL GROUP FEE RATES
   Group Net
            Present
           Amended

   Assets
               Contract*          Contract
   ($ billions)

   250                   .3265%             .3219%

   300                   .3238%             .3163%

   350                   .3218%             .3113%

   400                   .3203%             .3067%

   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, and August 1,
1994.
    Average group net assets for July 1994 were approximately $258 billion.
    Each fund's annual individual fund fee rate is .30%. The sum of the group fee rate and the individual fund fee rate is referred to as a fund's basic fee rate. One-twelfth (1/12) of this annual basic fee rate is applied to each fund's average net assets for the current month, resulting in a dollar amount which is the basic fee for that month.
    The basic fee is subject to an upward or downward adjustment, depending on whether each fund's investment performance exceeds or is exceeded by the Standard & Poor's Composite Index of 500 Stocks (S&P 500(registered trademark)) over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1%, (up to a maximum difference of +
10) is multiplied by a performance adjustment rate of .02%. The maximum annualized adjustment rate is +.20%. This performance comparison is made at the end of each month. One twelfth of this rate is applied to the average daily net assets for each fund over the entire performance period, giving a dollar amount which is added to or subtracted from the basic fee. The performance adjustment will not change under the Amended Contract.
        COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES.           For
July 1994 average group net assets of $258 billion, each fund's basic fee rate under the Amended Contract would have been .6209%, compared to .6260% under the Present Contract. The basic fee rate will remain the same under both the Present Contract and the Amended Contract until group net assets exceed $138 billion, at which point the basic fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares each fund's management fee (including the performance adjustment) and total expense ratio under the terms of the Present Contract for the fiscal year ended October 31, 1993 to the fees and expenses each fund would have incurred if the Amended Contract had been in effect.
             Present Contract*           Amended Contract


                                  Manageme             Total             Manageme             Total
                                  nt
                  Expense
          nt Fee               Expense

                                  Fee                  Ratio                                  Ratio

   Fidelity Capital
             $ 5,540,249           .87%             $ 5,517,639           .86%
   Appreciation
   Fund

   Fidelity Disciplined           $ 4,385,716           1.10%            $ 4,372,896           1.09%
   Equity Fund

   Fidelity Stock
               $ 3,250,558           1.10%            $ 3,241,095           1.10%
   Selector


   * Does not reflect voluntary adoption of extended group fee rate schedules.
    MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. FMR provided substantial information to the Trustees to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the funds, including the Independent Trustees, considering the best interests of shareholders of each fund, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to each fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve each fund; the increased complexity of the securities markets; the investment record of FMR in managing each fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR, and Fidelity Service Co. (FSC, the funds' transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for each fund; enhancements in the quality and scope of the shareholder services provided to each fund's shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of each fund.
        CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED
SHAREHOLDER ACTION.    Based on its evaluation of the extensive materials
presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the existing management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of each fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contract to shareholders of each fund and recommends that shareholders of each fund vote FOR the Amended Contract.
   8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR FIDELITY VALUE
FUND.
    The Board of Trustees has approved, and recommends that shareholders of the fund approve, a proposal to amend the fund's management contract with FMR (the Amended Contract) to lower the management fee that FMR receives from the fund. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS LOWER THAN THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT).
    The normal management fee rate for most Fidelity domestic growth funds is approximately .62% per year compared to .67% for the fund based on July 1994 aggregate net assets. The proposal would lower the fund's fee, resulting in a net decrease of approximately 0.05% per year, making it consistent with most Fidelity growth funds.
        PROPOSED AMENDMENTS TO THE PRESENT MANAGEMENT CONTRACT.    A copy
of the Amended Contract, marked to indicate the proposed amendments, is supplied as Exhibit 2 on page . Except for the amendments to the management fee, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contracts" beginning on page 51.) If approved by shareholders, the Amended Contract will take effect on November 1, 1994 (or, if later, the first day of the first month following approval) and will remain in effect through July 31, 1995 and thereafter subject to continuation by the fund's Board of Trustees. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1995, and thereafter subject to continuation by the fund's Board of Trustees.
    The management fee is an annual percentage of a fund's average net assets, calculated and paid monthly. The percentage is the sum of two components: a basic fee rate and a performance adjustment. The basic fee rate is the sum of a group fee rate, which varies according to assets under management by FMR, and a fixed individual fund fee rate. The proposal would modify the group fee rate by providing for lower fee rates if assets under management by FMR remain above $138 billion. At the same time, the proposal would lower the individual fund fee rate by 0.05% per year to make it consistent with other growth funds advised by FMR.
        MODIFICATIONS TO GROUP AND INDIVIDUAL FUND FEES.    The group fee
rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR. As group net assets increase, the group fee rate declines. The Amended Contract changes the group fee calculation for group net assets of $138 billion or more. Above $138 billion in group net assets, the effective annual group fee rate declines under both contracts, but under the Amended Contract, it declines faster. Group fee rates that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1992, November 1, 1993, and August 1, 1994.
    The group fee rate is calculated according to a graduated fee schedule providing for different rates for different levels of group net assets. The rate at which the fee declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract would add eight new fee breakpoints for group asset levels above $138 billion. (For an explanation of how these breakpoints are factored into the fee calculation, see the section entitled "Present Management Contracts" beginning on page 51.)
    The result at various levels of group net assets is illustrated by the table below:
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present     Amended
Assets         Contract*   Contract
($ billions)

138      .3399    %      .3399    %

150      .3375    %      .3371    %

200      .3306    %      .3284    %

250   .3265%          .3219%

300   .3238%          .3163%

350   .3218%          .3113%

400   .3203%          .3067%


   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1992, November 1, 1993, and August 1,
1994.
    Average group net assets for July 1994 were approximately $258 billion.
    The proposed contract would also decrease the fund's individual fund fee rate from 0.35% to 0.30% of the fund's average net assets, matching Fidelity's standard rate for domestic growth funds, and making the fund's basic fee rate (the sum of the group fee rate and individual fund fee rate) consistent with most other growth funds advised by FMR. One-twelfth (1/12) of this annual basic fee rate is applied to the fund's average net assets for the current month, resulting in a dollar amount which is the basic fee for that month.
    The basic fee is subject to an upward or downward adjustment, depending on whether the fund's investment performance exceeds or is exceeded by the S&P 500 over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1%, (up to a maximum difference of +
10) is multiplied by a performance adjustment rate of .02%. The maximum annualized adjustment rate is +.20%. This performance comparison is made at the end of each month. One-twelfth of this rate is applied to the average daily net assets for the fund over the entire performance period, giving a dollar amount which is added to or subtracted from the basic fee. The performance adjustment will not change under the Amended Contract.
        COMPARISON OF MANAGEMENT FEES AND TOTAL EXPENSES.           For
July 1994 average group net assets of $258 billion, the fund's basic fee rate under the Amended Contract would have been .6209%, compared to .6760% under the Present Contract. The individual fund fee rate will be lower under the Amended Contract. However, the group fee rate will remain the same under both the Present Contract and Amended Contract until group net assets exceed $138 billion, at which point the group fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee (including the performance adjustment) and total expense ratio under the terms of the Present Contract for the fiscal year ended October 31, 1993 to the fees and expenses the fund would have incurred if the Amended Contract had been in effect.
Present Contract*                    Amended Contract

Management           Total Expense   Management           Total Expense

Fee                  Ratio           Fee                  Ratio

$    7,912,370           1.11    %   $    7,340,679           1.06    %

   * Does not reflect voluntary adoption of extended group fee rate schedules.
    MATTERS CONSIDERED BY THE BOARD OF TRUSTEES. FMR provided substantial information to the Trustees to assist it in its deliberations. In addition, the Committee requested and reviewed additional data, including analyses prepared by independent counsel to both the funds and the non-interested Trustees. In unanimously approving the proposed contract and recommending its approval by shareholders, the Trustees of the fund, including the Independent Trustees, considering the best interests of shareholders of the fund, took into account all factors they deemed relevant. The factors considered by the Independent Trustees included the nature, quality, and extent of the services furnished by FMR to the fund; the necessity of FMR maintaining and enhancing its ability to retain and attract high caliber personnel to serve the fund; the increased complexity of the securities markets; the investment record of FMR in managing the fund; extensive financial, personnel, and structural information as to the Fidelity organization, including the revenues and expenses of FMR, and Fidelity Service Co. (FSC, the fund's transfer, shareholder servicing, and pricing and bookkeeping agent) relating to their mutual fund activities; whether economies of scale were demonstrated in connection with FMR's provision of investment management and shareholder services as assets increased; data on investment performance, management fees and expense ratios of competitive funds and other Fidelity funds; FMR's expenditures in developing enhanced shareholder services for the fund; enhancements in the quality and scope of the shareholder services provided to the fund's shareholders; the fees charged and services offered by an affiliate of FMR for providing investment management services to non-investment company accounts; and possible "spin-off" benefits to FMR from serving as manager and from affiliates of FMR serving as principal underwriter and transfer agent of the fund.
        CONCLUSION, ACTION OF THE BOARD OF TRUSTEES, AND RECOMMENDED
SHAREHOLDER ACTION.    Based on its evaluation of the extensive materials
presented and assisted by the advice of independent counsel, the Board of Trustees concluded (i) that the proposed management fee rate structure was fair and reasonable and (ii) that the proposed reduction in the group fee rate structure was in the best interest of the fund's shareholders. The Board of Trustees voted to approve the submission of the Amended Contract
to shareholders of the fund     and recommends that shareholders of the
fund vote FOR the Amended Contract.
9. TO APPROVE A DISTRIBUTION AND SERVICE PLAN PURSUANT TO RULE 12B-1 FOR FIDELITY DISCIPLINED EQUITY FUND AND FIDELITY STOCK SELECTOR.
 The Board of Trustees has approved, and recommends that shareholders of Fidelity Disciplined Equity Fund and Fidelity Stock Selector approve, a Distribution and Service Plan (the plan) for the fund. Each fund's plan must be approved by a "majority," as defined in the 1940 Act of the outstanding voting securities of the fund. A copy of the plan is attached to this Proxy Statement as Exhibit 3.
 THE PLAN.    T    he plan was approved by the Board as provided for by
Rule 12b-1 (the Rule) promulgated by the    SEC     under the 1940 Act. The
Rule provides that, in order for an investment company (e.g. a mutual fund) to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution'' must be adopted by the company. Under the Rule, an investment company is deemed to be acting as a distributor of its shares if it engages "directly or indirectly in financing any activity which is primarily intended to result in the sale of shares issued by such company, including, but not necessarily limited to, advertising, compensation of underwriters, dealers, and sales personnel, the printing and mailing of prospectuses to other than current shareholders, and the printing and mailing of sales literature.''
 The plan is designed to avoid legal uncertainties which may arise from the ambiguity of the phrase "primarily intended to result in the sale of shares'' and from the term "indirectly'' as used in the Rule. The SEC has neither approved nor disapproved the plan.
 The plan contemplates that all expenses relating to the distribution of
fund shares shall be paid for by FMR, or    FDC    , a wholly owned
subsidiary of FMR Corp., out of past profits and other resources, including management fees paid by the fund to FMR. The plan also recognizes that FMR, either directly or through FDC, may make payments from these sources to securities dealers and to other third parties that engage in the sale of fund shares, or to third parties, including banks, that render shareholder support services. The plan provides that, to the extent that the fund's payment of management fees to FMR might be considered to constitute the "indirect'' financing of activities "primarily intended to result in the sale of shares,'' such payment is expressly authorized. THE PLAN DOES NOT
AUTHORIZE PAYMENTS BY    EACH     FUND   ,     OTHER THAN THOSE THAT ARE TO
BE MADE TO FMR UNDER ITS MANAGEMENT CONTRACT.
 The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from being paid for shareholder servicing and recordkeeping under the Distribution and Service Plan. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law. A fund may execute portfolio transactions with and purchase securities issued by depository institutions that receive payments under its plan. No preference will be shown in the selection of investments for the instruments of such depository institutions.
 Although the plan contemplates that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities.
 The plan contains a number of provisions relating to reporting obligations and to its amendment and termination as required by the Rule. If approved by shareholders, the plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons'' of the trust and who have no direct or indirect financial interest in the operation of the plan or any agreement related to the plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the plan. The plan may be amended at any time by the Trustees, except that it may not be amended to authorize direct payments by the fund to finance any activity primarily intended to result in the sale of shares issued by the fund or to increase materially the amount spent by the fund for distribution without the approval of a majority of the outstanding shares of the fund and the Trustees. In addition, any amendment of a fund's Management Contract to increase the amount paid by the fund to FMR shall be effective only upon approval by vote of a majority of the outstanding voting securities of the fund. All material amendments to the plan also must be approved by a majority of the non-interested Trustees. The plan, and any agreements related to the plan, may be terminated at any time by a vote of the majority of the non-interested Trustees or by a vote of the majority of the outstanding shares of the fund. The plan requires that the Trustees receive, at least quarterly, a written report as to the amounts expended during the quarter by FMR, or FDC, in connection with financing any activity primarily intended to result in the sale of shares issued by the fund, and the purposes for which such expenditures were made. As required by the Rule, while the plan is in effect, the selection and nomination of those Trustees who are not "interested persons" shall be committed to the discretion of the non-interested Trustees then in office.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the plan, the Board considered a variety of factors and was advised by counsel who are not counsel to FMR or FDC. The Trustees believe that the fees paid by the funds to FMR under their Management Contracts, are fair and reasonable, that the services provided thereunder are necessary and appropriate for the funds and their shareholders, and that the funds do not indirectly finance the distribution of their shares in contravention of the Rule. Nonetheless, the Trustees concluded that adoption of the plan would avoid legal uncertainties which might arise as a result of what they and FMR believe to be potentially subjective and ambiguous language contained in the Rule and in public releases issued by the SEC in connection with the proposal and adoption of the Rule (SEC Releases). The Trustees believe that the adoption of the plan is advisable to minimize such legal uncertainties and to provide other benefits to the funds and their shareholders.
 The Trustees noted that the plan does not involve any direct payment by the funds to finance any activity primarily intended to result in the sale of shares issued by the funds, and that any amendment of the funds' Management Contracts with FMR to increase the amount paid by the fund thereunder would require approval of both the Trustees and a fund's shareholders. The Trustees also considered the factors suggested in the SEC Releases including: the need for independent counsel or experts to assist the Trustees in reaching a determination; the nature and causes of the problems and circumstances which made consideration of the plan appropriate; the way in which the plan would resolve or alleviate the problems, including the nature and approximate amount of the expenditures contemplated by the plan; the merits of possible alternatives to the plan; the interrelationship between the plan and the activities of FMR in financing the distribution of each fund's shares; and the possible benefits of the plan to FMR and its affiliates relative to those expected to accrue to the funds.
 The reduction in legal uncertainties arising from the potentially subjective and ambiguous language that appears in the Rule and in the SEC Releases enables the Trustees, in connection with their review of the funds' Management Contracts with FMR, to consider the full range of services provided by FMR and FDC, including services which may be related to the distribution of the fund's shares. In addition, the Trustees believe it is appropriate to ensure that FMR and FDC have the flexibility to direct their distribution activities in a manner consistent with prevailing market conditions by using, subject to approval of the Trustees, their resources, including the current management fee, to make payments to third parties. To the extent that FMR has greater flexibility under the plan, additional sales of the funds' shares may result. The Trustees believe that this has the potential to benefit the funds by reducing the possibility that the funds would experience net redemptions, which might require the liquidation of portfolio securities in amounts and at times that could be disadvantageous for investment purposes. Of course, there can be no assurance that these events will occur.
 The Board of Trustees recognized that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board noted the high quality of investment management services and the expansion of, and many innovations in, investor services that have been provided by FMR over the years. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to the funds and their shareholders.
 CONCLUSION. For the reasons stated above, the Board of Trustees unanimously concluded in the exercise of their business judgment and in light of their fiduciary duties under state law and the 1940 Act that there is a reasonable likelihood that the plan will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR approval of the plan. If the plan is not approved, the Board and FMR will consider alternative means of obtaining the services that are to be provided under the plan.
10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR EACH
FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Capital Appreciation Fund, Fidelity Value Fund, Fidelity Disciplined Equity Fund, and Fidelity Stock Selector, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research Far East Inc. (FMR Far East) and FMR on behalf of each fund to replace FMR's existing agreement with FMR Far East. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial
to each fund and its shareholders.    Because FMR pays all of FMR Far
East's fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 17, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to each fund (the current agreements). The current agreements, dated December 28, 1989 (Fidelity Capital Appreciation Fund and Fidelity
Disciplined Equity Fund   )    , December 29, 1989 (Fidelity Value Fund),
and September 23, 1990 (Fidelity Stock Selector), were approved by each fund's shareholders on October 18, 1989 (Fidelity Capital Appreciation Fund, Fidelity Value Fund, and Fidelity Disciplined Equity Fund) and
September 18, 1991 (Fidelity Stock Selector),        respectively. A copy
of the proposed agreement is attached to this proxy statement as Exhibit 4.
 FMR Far East, with its principal office in Tokyo, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the current agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the current agreement with FMR Far East, FMR, NOT THE FUNDS, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal years ended October 31, 1993, 1992, and 1991, FMR paid FMR Far East on behalf of the funds as follows:
Fund                                 Fiscal      Fiscal        Fiscal
                                     1993        1992          1991

Fidelity Capital Appreciation Fund   $ 153,386   $ 198,370     $ 180,000

Fidelity Value Fund                  $ 56,143    $ 4,895       $ 6,000

Fidelity Disciplined Equity Fund     $ 535        -   -         -   -

Fidelity Stock Selector              $ 111          $ 35        -   -

 Although FMR employees are expected to consult regularly with FMR Far East, under the current agreement, FMR Far East has no authority to make investment decisions on behalf of the funds. Under the proposed agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of each fund's assets. If FMR Far East were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of a fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR Far East would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page .
 Allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH
FUND.        The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take affect on November 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
11. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR EACH FUND.
 In conjunction with its portfolio management responsibilities on behalf of Fidelity Capital Appreciation Fund, Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of each fund approve a new sub-advisory agreement (the proposed agreement) between Fidelity Management & Research U.K. Inc. (FMR U.K.) and FMR on behalf of each fund to replace FMR's existing agreement with FMR U.K. The proposed agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to each fund and its shareholders. Because FMR pays all of FMR U.K.'s fees, the proposed agreement would not affect the fees paid by each fund to FMR.
 On March 17, 1994, the Board of Trustees agreed to submit the proposed agreement to shareholders of each fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. If approved by shareholders, the proposed agreement will replace the sub-advisory agreement currently in effect with respect to each fund (the current agreements). The current agreements, dated December 28, 1989 (Fidelity Capital Appreciation Fund and Fidelity
Disciplined Equity Fund   )    , December 29, 1989 (Fidelity Value Fund),
and September 23, 1990 (Fidelity Stock Selector), were approved by each fund's shareholders on October 18, 1989 (Fidelity Capital Appreciation Fund, Fidelity Value Fund, and Fidelity Disciplined Equity Fund) and September 18, 1991 (Fidelity Stock Selector), respectively. A copy of the proposed agreement is attached to this proxy statement as Exhibit 5.
 FMR U.K., with its principal office in London, is a wholly-owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is Fidelity International Limited (FIL), an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
  Under the current agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of each fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States focusing primarily on companies based in Europe. Under the current agreement with FMR U.K., FMR, NOT THE FUNDS, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal years ended October 31, 1993, 1992, 1991, FMR paid FMR U.K. on behalf of each fund as follows:
Fund                                 Fiscal      Fiscal        Fiscal
                                     1993        1992          1991

Fidelity Capital Appreciation Fund   $ 105,214   $ 152,025     $ 168,000

Fidelity Value Fund                  $ 34,444    $ 3,664       $ 6,000

Fidelity Disciplined Equity Fund     $ 273           --         -   -

Fidelity Stock Selector              $ 67           $ 37           --

 Although FMR employees are expected to consult regularly with FMR U.K., under the current agreement, FMR U.K. has no authority to make investment decisions on behalf of the funds. Under the proposed agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority with respect to all or a portion of each fund's assets to FMR U.K. If FMR U.K. were to exercise investment management authority on behalf of a fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in each fund's Prospectus or other governing instruments and such other limitations as each fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of a fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the proposed agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of each fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of each fund. If granted investment management authority, FMR U.K. would also execute orders to purchase and sell securities as described in the "Portfolio Transactions" section on page .
 Allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give each fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that each fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable each fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY EACH
FUND.        The fees paid by FMR to FMR U.K. for investment advice as
described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the proposed agreement would take affect on November 1, 1994 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1995 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of each fund.
 The proposed agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The proposed agreement would be terminable on 60 days' written notice by either party to the agreement and the proposed agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees unanimously recommends that shareholders of each fund vote FOR the proposed agreement. If the proposed agreement is not approved by shareholders of a fund, FMR's current agreement on behalf of that fund will continue in effect.
12. TO ELIMINATE FIDELITY CAPITAL APPRECIATION FUND'S AND FIDELITY VALUE FUND'S FUNDAMENTAL INVESTMENT POLICIES CONCERNING INVESTMENT FOR TEMPORARY DEFENSIVE PURPOSES.
 Fidelity Capital Appreciation Fund's current fundamental policy concerning investment for temporary defensive purposes is as follows:
 "The fund may make substantial temporary investments in high-quality debt securities, commercial paper, and obligations of banks and the U.S. government for defensive purposes when, in FMR's judgement, economic or market conditions warrant."
 Fidelity Value Fund's current fundamental policy concerning investment for temporary defensive purposes is as follows:
 "FMR can also make substantial temporary investments in investment-grade
debt securities and    in     obligations of banks and of the U.S.
government for defensive purposes when,    it believes     market
conditions warrant."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment policies. If the proposal is approved, the Trustees intend to replace the current fundamental policies with a non-fundamental policy that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 "The fund reserves the right to invest without limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes."
 Mutual funds are permitted, for temporary defensive purposes, to invest substantially in investments that fall outside of the fund's normal investment parameters. Temporary defensive policies essentially permit mutual funds to invest more conservatively than they otherwise would when market conditions warrant. The primary purpose of the proposal is to replace each fund's current temporary defensive policy with one which is expected to become the standard for all Fidelity equity funds.
 For both funds, the proposed policy would add preferred stocks as possible investments for temporary defensive purposes in addition to bank deposits, government securities, and commercial paper or other debt securities. Each fund normally invests in common stocks. Preferred stocks generally are considered to be more conservative than common stocks since many pay a fixed dividend, and in the event that a corporation is liquidated, the claims of owners of bonds and preferred stock take precedence over the claims of common stock owners.
  Fidelity Capital Appreciation Fund's current temporary defensive policy allows the fund to invest in obligations that are considered to be high quality. The proposed policy would preserve this ability and would also increase the flexibility of the fund's temporary defensive policy by allowing it to invest in investment-grade obligations. Investment-grade debt securities have more credit risk than high-quality debt securities, but generally carry lower risk than common stocks. The fund is currently permitted to invest in investment-grade or lower-quality bonds for non-defensive purposes (e.g., to seek capital appreciation). Such investments would only be considered "defensive" if they were made to reduce the fund's overall risk level and exposure to potential market declines.
 Although elimination of the funds' fundamental policies on investing for temporary defensive purposes is unlikely to affect the way they invest at this time, the proposed non-fundamental policy will provide the funds with greater flexibility to react to changing market conditions. In addition, the Board of Trustees believes that efforts to standardize each fund's temporary defensive investment policies will facilitate FMR's investment compliance efforts and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment policy regarding investment for temporary defensive purposes. If approved, the proposed non-fundamental policy will take effect immediately. If the proposal is not approved by the shareholders of either fund, that fund's current fundamental policy will remain unchanged.
13. TO AMEND FIDELITY VALUE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 Fidelity Value Fund's current fundamental investment limitation concerning diversification states:
 "The fund may not purchase the security of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof; (a) more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer or (b) the fund would own more than 10% of the outstanding voting securities of such issuer."
 The Trustees recommend that shareholders vote to replace the fund's fundamental investment limitation with the following fundamental investment limitation governing diversification:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The Trustees recommend that shareholders approve an amendment to
   the     fund   's     fundamental investment limitation regarding
diversification that will permit the fund to invest more than 5% of its total assets in the securities of one or more issuers and to hold more than 10% of the voting securities of one or more issuers. Subject to certain statutory exceptions for securities of the U.S. government and its agencies and instrumentalities, this increased investment flexibility will be confined to 25% of the fund's total assets. The current 5% limitation applicable to purchases of securities of a single issuer and 10% limitation applicable to purchases of voting securities of a single issuer will remain in effect with respect to 75% of a fund's total assets.
 State securities regulations (Blue Sky regulations) at one time prohibited a fund from registering shares for sale if the fund intended to invest more than 5% of total assets in a single issuer or to hold more than 10% of the voting securities of a single issuer. The fund has fundamental restrictions that incorporate these Blue Sky restrictions. Because the Blue Sky regulations regarding these limitations have been eliminated, shareholder approval is sought to permit the fund to invest a higher proportion of its assets in securities issued by a single issuer and to hold a higher proportion of voting securities of a single issuer.
 If the proposal is approved, the fund would be required to invest 75% of its total assets so that no more than 5% of total assets would be invested in any one issuer, and so that the fund owned no more than 10% of the voting securities of any such issuer. As to the remaining 25% of total assets, there would be no fundamental investment limitation on the amount of assets the fund could invest in any single issuer or hold of voting securities of a single issuer. This would permit the fund, for example, to invest 25% of its total assets in a single issuer's securities, or to invest 10% of its total assets in securities of one issuer and 15% in securities of another issuer. The primary purpose of the proposal is to give the fund greater investment flexibility by permitting it to acquire larger positions in the securities of individual issuers. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance. At the same time, investing a larger percentage of a fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations, including the risk of default on debt securities. FMR will only invest more than 5% of the fund's total assets in an issuer's securities when it believes the securities' potential return justifies accepting the risks associated with the higher level of investment. FMR does not currently expect that approval will materially affect the way in which the fund is managed with regard to a fund holding more than 10% of the voting securities of an issuer.
 If the proposal is approved, the new fundamental diversification limitation could not be changed without a future vote of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed limitation will benefit the fund by providing more investment flexibility, which may result in enhanced performance. Accordingly, the Trustees recommend that shareholders vote FOR the proposed limitation. The new limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
14. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL
ESTATE.
 Fidelity Capital Appreciation Fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans)."
 Fidelity Value Fund's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate, but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interest in pools of real estate mortgage loans."
 Fidelity Disciplined Equity Fund's and Fidelity Stock Selector's fundamental investment limitation concerning real estate currently states:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling marketable securities issued by companies or other entities or investment vehicles that deal in real estate or interests therein, nor shall this prevent the fund from purchasing interests in pools of real estate mortgage loans)."
 Subject to shareholder approval, the Trustees intend to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate:
 "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the funds are authorized to invest and to conform the funds' fundamental real estate limitations to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental real estate limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the funds are managed or the way in which securities or instruments are selected for the funds. However, to the extent that the funds invest to a greater extent in real estate related securities, they will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 The funds do not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make it explicit that the funds may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that a fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to a fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. Also, for Fidelity Value Fund and Fidelity Capital Appreciation Fund, the proposed limitation specifically permits the funds to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the funds regularly invest, FMR considers this to be a remote possibility. The proposed limitations covers all types of real estate-related investments, while each of the current limitations refer to "marketable" securities. Any unmarketable investments will continue to be limited to 10% of net assets by each fund's existing non-fundamental limitation.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit the funds and their shareholders. The Trustees recommend that shareholders of each fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of Proposals 15 through 26 is to revise several of the funds' investment limitations to conform to limitations which are the standards for similar funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder vote. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace, or changes in federal or state law. The costs of shareholder meetings if called for these purposes are generally borne by the fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way a fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by a fund, it will contribute to the overall objectives of standardization.
15. TO AMEND FIDELITY CAPITAL APPRECIATION FUND   '    S, FIDELITY
DISCIPLINED EQUITY FUND'S AND FIDELITY STOCK SELECTOR'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION.
 Fidelity Capital Appreciation Fund's current fundamental investment limitation concerning diversification states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or its agencies or instrumentalities) if, as a result thereof, more than 5% of the fund's total assets would be invested in the securities of such issuer, or it would hold more than 10% of the voting securities of such issuer, except that up to 25% of the value of the fund's total assets may be invested without regard to these limitations."
 Fidelity Disciplined Equity Fund's and Fidelity Stock Selector's current fundamental investment limitation concerning diversification states:
 "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the United States government or its agencies or instrumentalities) if, as a result thereof, (a) more than 25% of the value of its total assets would be invested in the securities of a single issuer, or (b) with respect to 75% of its total assets, more than 5% of the fund's total assets (taken at current value) would be invested in the securities of such issuer, or it would own more than 10% of the voting securities of such issuer."
 The Trustees recommend that shareholders vote to replace each fund's fundamental investment limitation with the following fundamental investment limitation governing diversification:
 "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The primary purpose of the proposal is to revise each fund's fundamental diversification limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) The standard more closely tracks the language of the limitation required under the Investment Company Act of 1940. If the proposal is approved, the amended fundamental diversification limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning diversification is not expected to affect the way in which the funds are managed, the investment performance of a fund, or the securities or instruments in which each fund invests.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
16. TO AMEND FIDELITY CAPITAL APPRECIATION FUND'S, FIDELITY VALUE FUND'S, AND FIDELITY DISCIPLINED EQUITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 Fidelity Capital Appreciation Fund's current fundamental investment limitation regarding the issuance of senior securities states:
 "The fund may not issue bonds or any other class of security preferred over shares of the fund in respect of the fund's assets."
 Fidelity Value Fund's current fundamental investment limitation regarding issuance of senior securities states:
 "The fund may not issue senior securities."
 Fidelity Disciplined Equity Fund's current fundamental investment limitation regarding issuance of senior securities states:
 "The fund may not issue bonds or any other class of security preferred over shares of the fund in respect of the fund's assets or earnings, provided that Fidelity Capital Trust may establish additional series of shares in accordance with its Declaration of Trust."
 The Trustees recommend that shareholders vote to replace these limitations with the following fundamental investment limitation governing the issuance of senior securities:
 "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise each fund's fundamental senior securities limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page.) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without a future vote of the fund's shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which the funds are managed, the investment performance of a fund, or the securities or instruments in which each fund invests. However, the proposed limitation clarifies that the fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities to be settled on a date that is further away than the normal settlement period ) may be considered a "senior security." A mutual fund is permitted to enter into this type of transaction if it maintains a segregated account containing liquid securities in amount equal to its obligation to pay cash for the securities at a future date. The funds utilize transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
17. TO ELIMINATE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 Fidelity Capital Appreciation Fund's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not make short sales of securities (unless it owns, or by virtue of its ownership of other securities it has the right to obtain, securities equivalent in kind and amount to the securities sold); provided, however, that this limitation shall not limit the fund's ability to purchase or sell futures contracts."
 Fidelity Value Fund's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not make short sales of securities (unless it owns, or by virtue of its ownership of other securities has the right to obtain securities equivalent in kind and amount to the securities sold); provided, however, that the fund may purchase or sell futures contracts."
 Fidelity Disciplined Equity Fund's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not sell securities short, unless it owns, or by virtue of its ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 Fidelity Stock Selector's current fundamental investment limitation on selling securities short is as follows:
 "The fund may not sell securities short, unless it owns, or by virtue of its ownership of other securities has the right to obtain, securities equivalent in kind and amount to the securities sold, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 The Trustees of each fund recommend that shareholders vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to replace the current fundamental limitations with non-fundamental limitations that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitations.
 "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.
 The proposed non-fundamental limitation would clarify for Fidelity Capital Appreciation Fund and Fidelity Value Fund that options transactions are not deemed to constitute selling securities short.
 Certain state regulations currently prohibit mutual funds from entering
into any short sales, other than short sales against the box.    The funds
do not currently anticipate entering into any short sales except short
sales against the box.     If the proposal is approved, however, the Board
of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors.
 Elimination of the funds' fundamental limitations on short selling is unlikely to affect each fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize each fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitations regarding short sales of securities. If approved, the proposal will take effect immediately. With respect to each fund, if the proposal is not approved by the shareholders, the fund's current limitation will remain unchanged.
18. TO ELIMINATE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 Fidelity Capital Appreciation Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, that this limitation shall not limit the fund's ability to make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts."
 Fidelity Value Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions; provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or of options on futures contracts."
 Fidelity Disciplined Equity Fund's and Fidelity Stock Selector's current fundamental investment limitation concerning purchasing securities on margin is as follows:
 "The fund may not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that payment of initial and variation margin payments in connection with transactions in futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 The Trustees recommend that shareholders of each fund vote to eliminate the above fundamental investment limitations. If the proposal is approved, the Trustees intend to adopt a substantially identical non-fundamental limitation for each fund that could be changed without a vote of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. Each fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
 "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of each fund's fundamental limitation on margin purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the funds may alter their investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page .) and are in the best interests of shareholders.
 CONCLUSION. The Trustees recommend voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding margin purchases. If approved, the new non-fundamental limitation will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
19. TO AMEND EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING
BORROWING.
 Fidelity Capital Appreciation Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets, will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 Fidelity Value Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amounted borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets will be reduced with three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 Fidelity Disciplined Equity Fund's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed and taken at current value) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in the net assets will be reduced within 3 days to the extent necessary to comply with the 33 1/3% limitation."
 Fidelity Stock Selector's current fundamental investment limitation concerning borrowing states:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the fund's total assets by reason of a decline in net assets will be reduced within 3 days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 Subject to shareholder approval, the Trustees intend to replace each fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
 "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise each fund's fundamental borrowing limitation to conform to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning borrowing is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the securities or instruments in which the funds invest. However, the proposal would clarify two points. First, under the current limitations, each fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets. Second, the proposed limitation differs from that of Fidelity Disciplined Equity Fund because it specifically defines "three days" to exclude Sundays and holidays, while the fund's current limitation simply states "three days."
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. Accordingly, the Trustees recommend that shareholders of the funds vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
20. TO AMEND FIDELITY VALUE FUND'S, FIDELITY DISCIPLINED EQUITY FUND'S, AND FIDELITY STOCK SELECTOR'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE
CONCENTRATION OF    EACH FUND'S     INVESTMENTS WITHIN A SINGLE INDUSTRY.
 Fidelity Value Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase the security of any issuer (other than obligations issued or guaranteed by the government of the United States, or its agencies or instrumentalities) if, as a result thereof, more than 25% of the fund's total assets (taken at current value), would be invested in the securities of one or more issuers having their principal business activities in the same industry."
 Fidelity Disciplined Equity Fund's and Fidelity Stock Selector's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
 "The fund may not purchase any security if, as a result, more than 25% of its total assets (taken at current value) would be invested in the securities of issuers having their principal business activities in the same industry (this limitation does not apply to securities issued or guaranteed by the United States government or its agencies or instrumentalities)."
 Subject to shareholder approval, the Trustees of each fund intend to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
 "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise each fund's fundamental concentration limitation to conform to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental concentration limitation could not be changed without a future vote of shareholders.
 Adoption of the proposed limitation on concentration is not expected to affect the way a fund is managed, the investment performance of a fund, or the securities or instruments in which a fund invests.
 The proposed amended limitation is not substantially different from the current limitation and is not likely to have any impact on the investment techniques employed by the fund.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund. The Trustees recommend voting FOR the proposed amendment. The new limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current fundamental investment limitation will remain unchanged.
21. TO AMEND FIDELITY CAPITAL APPRECIATION FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.
 The fund's current fundamental investment limitation concerning underwriting states:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be deemed to be an underwriter in the disposition of restricted securities."
 Subject to shareholder approval, the Trustees intend to replace this limitation with the following fundamental limitation governing underwriting:
 "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
  The primary purpose of the proposed amendment is to clarify the fund's fundamental policy with respect to underwriting. The proposal also serves to conform the fund's fundamental investment limitation concerning underwriting to a limitation which is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new limitation may not be changed without a future vote of shareholders.
 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund. Accordingly, the trustees recommend that shareholders vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
22. TO AMEND FIDELITY DISCIPLINED EQUITY FUND'S AND FIDELITY STOCK SELECTOR'S FUNDAMENTAL INVESTMENT LIMITATION AND TO ADOPT A FUNDAMENTAL INVESTMENT LIMITATION FOR FIDELITY CAPITAL APPRECIATION FUND CONCERNING THE PURCHASE AND SALE OF PHYSICAL COMMODITIES.
 Fidelity Disciplined Equity Fund's and Fidelity Stock Selector's current fundamental investment limitations concerning commodities state:
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities (but this shall not prevent the fund from purchasing and selling futures contracts)."
 Currently, Fidelity Capital Appreciation Fund does not have a fundamental investment limitation describing its policy regarding the purchase and sale of commodities. Pursuant to Section 8(b) of the 1940 Act, a mutual fund must state its policy relating to, among other things, the purchase and sale of commodities. In general, the fund does not anticipate any future investment activity with respect to physical commodities, but pursuant to securities regulation, must adopt a stated policy.
 Subject to shareholder approval, the Trustees intend to replace Fidelity Disciplined Equity Fund's and Fidelity Stock Selector's fundamental investment limitation with the following fundamental investment limitation governing commodities and add the following fundamental limitation to
Fidelity Capital Appreciation Fund   :
 "The fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities)."
 The primary purpose of this proposal is to implement a fundamental investment limitation on commodities that conforms to a limitation that is expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental commodities limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on commodities is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the securities or instruments in which the funds invest. However, the proposed limitation would clarify two points. First, the proposed limitation would make it explicit that each fund may acquire physical commodities as the result of ownership of instruments other than securities. Second, the proposed limitation would clarify that each fund may invest without limit in securities or other instruments backed by physical commodities. Any investments of this type are, of course, subject to each fund's investment objective, policies, and other limitations.
 CONCLUSION. The Board of Trustees has concluded that the adoption of the proposed amendment will benefit each fund and its shareholders. The Trustees recommend that shareholders of each fund vote FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
23. TO AMEND FIDELITY CAPITAL APPRECIATION FUND'S, FIDELITY VALUE FUND'S, AND FIDELITY DISCIPLINED EQUITY FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.
 Fidelity Capital Appreciation Fund's and Fidelity Value Fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except, (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."
 Fidelity Disciplined Equity Fund's current fundamental investment limitation concerning lending is as follows:
 "The fund may not make loans if, as a result, more than 33 1/3% of its total assets (taken at current value) would be lent to other parties, except (a) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies, and limitations, and
(b) by engaging in repurchase agreements with respect to portfolio securities."
 Subject to shareholder approval, the Trustees intend to replace the Funds' current limitations with the following fundamental investment limitation governing lending:
 "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise each fund's fundamental lending limitation to conform to a limitation expected to become the standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page ). If the proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which the funds are managed, the investment performance of the funds, or the instruments in which they invest. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for each fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing the fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit each fund and is in the best interest of shareholders. The Trustees recommend voting FOR the proposed amendment. The amended limitation, upon shareholder approval, will become effective immediately. With respect to each fund, if the proposal is not approved by shareholders, the fund's current limitation will remain unchanged.
24. TO ELIMINATE FIDELITY CAPITAL APPRECIATION FUND'S AND FIDELITY VALUE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES.
 Fidelity Capital Appreciation Fund's and Fidelity Value Fund's current fundamental investment limitation concerning investment in other investment companies states:
 "The fund may not purchase securities of other investment companies except in the open market where no commission except the ordinary broker's commission is paid, or as a part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the total assets of the fund."
 The Trustees recommend that shareholders vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to replace the current fundamental limitation with the following non-fundamental limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment companies. Limitations (a) and (b) do not apply to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger."
 The ability of mutual funds to invest in other investment companies is restricted by rules under the 1940 Act and by some state regulations. Each fund's current fundamental investment limitation recites certain of the applicable federal and former state restrictions. The federal restrictions will remain applicable to each fund whether or not they are recited in a fundamental limitation. As a result, elimination of the above fundamental limitation is not expected to have any impact on each fund's investment practices, except to the extent that regulatory requirements may change in the future. However, the Board of Trustees believes that the efforts to standardize each fund's investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of the shareholders.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate each fund's fundamental investment limitation regarding investments in other investment companies. If approved, the new non-fundamental limitation will become effective immediately. With respect to each fund, if the proposal is not approved, the fund's current limitation will remain unchanged.
25. TO ELIMINATE FIDELITY VALUE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENTS IN SECURITIES OF NEWLY-FORMED ISSUERS.
 The fund's current fundamental investment limitation regarding investments in securities of newly-formed issuers states:
 "The fund may not purchase the security of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof, more than 5% of the fund's total assets (taken at current value) would be invested in the securities of companies which, including predecessors, have a record of less than three years' continuous operation."
 The Trustees recommend that shareholders vote to eliminate the fund's fundamental investment limitation referenced above. If the proposal is approved, the Trustees intend to adopt a non-fundamental investment limitation, which could be changed without a vote of shareholders:
 "The fund does not currently intend to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operation."
 Newly-formed issuers or "unseasoned issuers" are issuers with less than three years' continuous operation. The purpose of the fundamental limitation on investments in unseasoned issuers is to comply with state laws and limit the risks associated with investing in companies that have no proven track record in business and whose prospects are uncertain. The proposed non-fundamental investment limitation will clarify the fact that the fund's unseasoned issuers limitation is applicable only to securities issued by newly-formed entities engaged in a trade or business with a prior history of operations of less than three years and not to U.S. government and foreign government securities. The proposed limitation further clarifies that securities of business enterprises, such as pools of asset-backed securities, with a record of less than three years of continuous operation will be limited to 5% of the fund's total assets. The proposal will have no current impact on the fund. However, adoption of a standard non-fundamental limitation will facilitate FMR's compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and will enable the fund to respond more promptly if applicable state laws change in the future.
 CONCLUSION. The Board of Trustees has determined that it is in the best interests of the shareholders to replace the fund's fundamental investment limitation concerning investments in unseasoned issuers with a non-fundamental investment limitation. Accordingly, the Trustees recommend that shareholders vote FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in securities of newly-formed issuers. If the proposal is approved, the new non-fundamental investment limitation will become effective immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
26. TO ELIMINATE FIDELITY VALUE FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENTS IN OIL, GAS, AND OTHER MINERAL EXPLORATION PROGRAMS.
 Currently, Fidelity Value Fund has a fundamental investment limitation specifying that the fund may not "invest in oil, gas or other mineral exploration or development programs." Investment in oil, gas, or other mineral exploration programs is permitted under federal standards for mutual funds, but currently is prohibited by some state regulations.
 The Trustees recommend that shareholders vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees of the fund intend to adopt the following non-fundamental investment limitation, which could be changed without a shareholder vote:
 "The fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases."
 The proposal will have no current impact on the fund. However, adoption of a standardized non-fundamental investment limitation will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ), and will enable the fund to respond more promptly if applicable state laws change in the future. In addition, the fund's new limitations will, for the first time, specifically refer to leases.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation concerning investment in oil, gas, and other mineral exploration programs. If approved, the proposal will take effect immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a
number of investment companies whose average net assets for    July
1994, were in excess of $2   55     billion. The Fidelity family of funds
currently includes a number of funds with a broad range of investment objectives and permissible portfolio compositions. The Boards of these funds are substantially identical to that of this trust. In addition, FMR serves as investment adviser to certain other funds which are generally offered to limited groups of investors. Information concerning the advisory fees, net assets, and total expenses of the funds advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 6.
 Several affiliates of FMR are also engaged in the investment advisory business. Fidelity Management Trust Company provides trustee, investment advisory, and administrative services to retirement plans and corporate employee benefit accounts. Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far East) Inc. (FMR Far East), both wholly owned subsidiaries of FMR formed in 1986, supply investment research information, and may supply portfolio management services to FMR in connection with certain funds advised by FMR. FMR Texas Inc., a wholly owned subsidiary of FMR formed in 1989, supplies portfolio management and research services in connection with certain money market funds advised by FMR.
 FMR, its officers and directors, its affiliated companies and personnel, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions which have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Consolidated Statement of Financial Condition of Fidelity Management & Research Company and subsidiaries as of December 31, 1993 is shown beginning on page .
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Thomas Sweeney, Jeffrey Ubben, Bradford Lewis, Gary L.
French, Arthur S. Loring   , and William J. Hayes     are currently
officers of the trust and officers or employees of FMR or FMR Corp. With the exception of Mr. Costello, all of these persons are stockholders of FMR Corp. FMR's address is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of the Directors of FMR.
 All of the stock of FMR is owned by a parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts, which was organized on October 31, 1972. At present, the principal operating activities of FMR Corp. are those conducted by three of its divisions, Fidelity Service Co., which is the transfer and shareholder servicing agent for certain of the retail funds advised by FMR, Fidelity Investments Institutional Operations Company, which performs shareholder servicing functions for certain institutional customers, and Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization. Messrs. Johnson 3d, Burkhead, William L. Byrnes, James C. Curvey, and Caleb Loring, Jr., and Ms. Abigail P. Johnson are the Directors
of FMR Corp. On    June 30    , 1994, Messrs. Johnson 3d, Burkhead, Curvey,
and Loring, Jr., and Ms. Johnson owned approximately    2    4%, 3%, 3%,
   13    %, and 2   4    %, respectively, of the voting common stock of FMR
Corp. In addition, various Johnson family members and various trusts for the benefit of Johnson family members, for which Messrs. Burkhead, Curvey, or Loring, Jr. are Trustees, owned in the aggregate approximately
   3    2% of the voting common stock of FMR Corp. Messrs. Johnson 3d,
Burkhead, and Curvey owned approximately 2%, 3% and 1%, respectively, of the non-voting common and equivalent stock of FMR Corp. In addition, various trusts for the benefit of members of the Johnson family, for which Mr. Loring, Jr. is the sole Trustee, and other trusts for the benefit of Johnson family members, through limited partnership interests in a partnership the corporate general partner of which is controlled by Mr. Johnson 3d, Mr. Loring, Jr., and other Johnson family members, together owned approximately 43% of the non-voting common and equivalent stock of
FMR Corp. Through ownership of voting common stock    and the execution of
a shareholders' voting agreement    , Edward C. Johnson 3d (President and a
Trustee of the trust), Johnson family members, and various trusts for the benefit of the Johnson family form a controlling group with respect to FMR Corp.
 During the period    Novemb    er 1, 1992 through    June 30    , 1994,
the following transactions were entered into by officers and/or Trustees of the fund or of FMR Corp. involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp. Mr.
C. Bruce Johnstone redeemed an aggregate of 25,500 shares of non-voting common stock for an aggregate cash payment of approximately $3.4 million. Mr. Morris J. Smith redeemed 15,000 shares of non-voting common stock for a
cash payment of approximately $1.8 million.    Mr. Edward C. Johnson 3d
converted 2,064 shares of non-voting common stock. Mr. Caleb Loring, Jr. purchased 1,064 shares of voting common stock with a cash payment of approximately $166,000.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly-owned subsidiaries of FMR formed in 1986 to provide investment research information with respect to certain funds for which FMR acts as investment adviser. Under sub-advisory agreements with FMR U.K. and FMR Far East, FMR pays fees equal to 110% of FMR U.K.'s costs and 105% of FMR Far East's costs, respectively, in connection with research services provided for the benefit of certain Fidelity funds. During the fiscal period ended October 31, 1993, the fees paid by FMR on behalf of the funds are shown in the following table.
                                     Fees Paid to   Fees Paid to
                                     FMR U.K.       FMR Far East

Fidelity Capital Appreciation Fund   $ 105,214      $ 153,386

Fidelity Value Fund                  $ 34,444       $ 56,143

Fidelity Disciplined Equity Fund     $ 273          $ 535

Fidelity Stock Selector              $ 67           $ 111

 The Statements of Financial Condition of FMR U.K. and FMR Far East as of December 31, 1993 are shown on pages and respectively. Funds managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East, and the net assets of each of these funds, are indicated in the Table of Average Net Assets and Expense Ratios in
Exhibit 6    on page     .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d and Burkhead are currently officers of the trust and officers or employees of FMR U.K. and FMR Far East. Messrs. Johnson 3d and Burkhead are stockholders of FMR Corp. The affiliations of Messrs. Johnson 3d and Burkhead are described in Proposal
1. The principal business address of the Directors and FMR U.K. and FMR Far East is 82 Devonshire Street, Boston, Massachusetts.
PRESENT MANAGEMENT CONTRACTS
 Fidelity Capital Appreciation Fund, Fidelity Value Fund, Fidelity Disciplined Equity Fund, Fidelity Stock Selector employ FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides the funds with all necessary office facilities and personnel for servicing the funds' investments, and compensates all officers of the trust, all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the trust or of FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with the fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of the fund's shares under federal and state law; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Board of Trustees.
 In addition to the management fee payable to FMR and the fees payable to FSC, each fund pays all of its expenses, without limitation, that are not assumed by those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's management contract provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, the trust has entered into a revised transfer agent agreement with FSC, pursuant to which FSC bears the cost of providing these services to existing shareholders. Other expenses paid by the funds include interest, taxes, brokerage commissions, each fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal and state securities laws. Each fund is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the fund may be a party and any obligation it may have to indemnify the trust's officers and Trustees with respect to litigation.
 FMR is the funds' manager pursuant to management contracts dated December 28, 1989 (Fidelity Capital Appreciation Fund), December 29, 1989 (Fidelity Value Fund), December 28, 1988 (Fidelity Disciplined Equity Fund), and September 23, 1990 (Fidelity Stock Selector) which were approved approved by shareholders on October 18, 1989 (Fidelity Capital Appreciation fund, Fidelity Value Fund, and Fidelity Disciplined Equity Fund) and September
   18    , 1991 (Fidelity Stock Selector), respectively. For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of a group fee rate and an individual fund fee rate (the "basic fee").
 COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate. The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts and is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown on the left of the following table. On the right, the effective annual fee rate schedule, are the actual results of cumulatively applying the annualized rates at varying asset levels. For example, the
effective annual group fee rate at $2   58     billion of group net assets
- - their approximate level for    July 1994     - was .32   15    %, which
is the weighted average of the respective fee rates for each level of group
net assets up to $2   58     billion.
GROUP FEE RATE SCHEDULE*   EFFECTIVE ANNUAL FEE
                           RATES

Average   Annualized   Group    Effective
Group     Fee Rate     Net      Annual
Assets                 Assets   Fee Rate






$   0         -          3 billion    .520%                  $ 0.5    .5200%
                                                    billion

3             -          6            .490           25               .4238

6             -          9            .460           50               .3823

9             -          12           .430           75               .3626

12            -          15           .400           100              .3512

15            -          18           .385           125              .3430

18            -          21           .370           150              .3371

21            -          24           .360           175              .3325

24            -          30           .350           200              .3284

30            -          36           .345           225              .32   49

36            -          42           .340           250              .3219

42            -          48           .335           275              .3190

48            -          66           .325           300              .3163

66            -          84           .320           325              .3137

84            -          102          .315           350              .3113

102           -          138          .310           375              .3090

138           -          174          .305           400              .3067

   174           -          210          .300

   210           -          246          .295

   246           -          282          .290

   282           -          318          .285

   318           -          354          .280

   354           -          390          .275

   Over                     390          .270


* Prior to January 1, 1992, the group fee rate was based on a schedule with breakpoints ending at .310% for average group assets in excess of $102 billion. The group fee breakpoints shown for average group assets between $102 billion and $228 billion were voluntarily added to the group fee rate schedule by FMR on January 1, 1992. The additional breakpoints for average group assets in excess of $228 billion were voluntarily added to the group
fee rate schedule by FMR on November 1, 1993 and        August 1, 1994.
FMR's voluntary extensions of the group fee rate schedule, which provide for lower management fees as FMR's total assets under management increase, have been adopted by FMR pending shareholder approval of a new management contract reflecting the extended schedule.
 The individual fund fee rate is .30% for Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, and Fidelity Stock Selector, and
.35%   *     for Fidelity Value Fund. Based on the average net assets of the funds advised by FMR for July 1994, the annual basic fee rate would be calculated as follows:
      Group      Individual Fund   Basic
      Fee Rate   Fee Rate          Fee Rate


Fidelity Capital Appreciation      .32   15    %   +   .30%           =   .62   15    %
Fund

Fidelity Value Fund                .32   15    %   +   .35%   *       =   .67   15    %

Fidelity Disciplined Equity Fund   .32   15    %   +   .30%           =   .62   15    %

Fidelity Stock Selector            .32   15    %   +   .30%           =   .62   15    %


   * To be reduced to .30%, upon shareholder approval.
 One twelfth (1/12) of this annual management fee rate is then applied to the fund's average net assets for the current month, giving a dollar amount which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT FOR EACH FUND. The basic fee for each fund is subject to upward or downward adjustment, depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 Index over the same period. The performance period consists of the most recent month plus the previous 35 months. Each percentage point of difference (up to a maximum difference of + 10) is multiplied by a performance adjustment rate of .02%. Thus, the maximum annualized adjustment rate is + .20%. This performance comparison is made at the end of each month. One twelfth of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 Each fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by each fund are treated as if reinvested in fund shares at the NAV as of the record date for payment. The record of the S&P 500 Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the S&P 500 Index.
 Because the adjustment to the basic fee is based on each fund's performance compared to the investment record of the S&P 500 Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the S&P 500 Index. Moreover, the comparative investment performance of the fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 MANAGEMENT FEES. The    following     table        lists the fees paid to
FMR by each fund for its services as investment adviser, including any applicable performance adjustment, with the corresponding percentage of average net assets of each fund for the fiscal years ending October 31, 1993, 1992, and 1991. If FMR had not voluntarily adopted extensions to the group fee rate schedule, fiscal 1993 and 1992 fees would have been higher.
       Management Fees    Percentage of Average Net
                         Assets

      1993   1992   1991   1993   1992   1991


Fidelity Capital    $5,518,569   $3,432,460   $ 6,175,203    .48%    .33%    .45%
Appreciation
Fund

Fidelity Value      $7,889,000   $1,386,283   $ 549,752      .72%    .57%    .50%
Fund

Fidelity            $4,373,112   $1,691,410   $ 975,020      .70%    .74%    .76%
Disciplined
Equity Fund

Fidelity Stock      $3,241,257   $1,427,297   $ 392,977      .71%    .72%       .66%*
Selector


   * Annualized
 To comply with the California Code of Regulations, FMR will reimburse each fund if and to the extent that the fund's aggregate annual operating expenses exceed specified percentages of its average net assets. The applicable percentages are 21/2% of the first $30 million, 2% of the next $70 million, and 11/2% of average net assets in excess of $100 million. When calculating a fund's expenses for purposes of this regulation, the fund may exclude interest, taxes, brokerage commissions, and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.
 SUB-ADVISERS. FMR entered into sub-advisory agreements with FMR U.K. and FMR Far East on December 28, 1989 (Fidelity Capital Appreciation Fund),
December 29, 1989 (Fidelity Value Fund),    December 28    , 1989 (Fidelity
Disciplined Equity Fund), and September 2   3    , 1990 (Fidelity Stock
Selector), pursuant to which FMR U.K. and FMR Far East supply FMR with investment research and recommendations concerning foreign securities for the benefit of the funds. The sub-advisory agreements provide that FMR will pay fees to FMR U.K. and FMR Far East equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with each agreement, said costs to be determined in relation to the assets of a fund that benefit from the services of the sub-advisers.
 The fees paid to FMR U.K. and FMR Far East under the sub-advisory agreements for fiscal 1993, 1992, and 1991, on behalf of each fund are shown in the following table.
      Fees Paid to FMR Far East   Fees Paid to FMR U.K.




                   1993                  1992                 1991            1993               1992                1991

Fidelity Capital  $ 153,386           $ 198,370            $ 180,000        $ 105,214         $ 152,025            $ 168,000
Appreciation
Fund

Fidelity Value       $     56,143        $     4,895          $     6,000      $     34,444      $     3,664          $     6,000
Fund

Fidelity             $     535         --                   --                 $     273       --                   --
Disciplined
Equity Fund

Fidelity Stock       $     11   1        $        35        --                 $     67          $        37        --
Selector


PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in its management contract. FMR is also responsible for the placement of transaction orders for other investment companies and accounts for which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; the reasonableness of any commissions; and arrangements for payment of fund expenses. Commissions for foreign investments traded on foreign exchanges will generally be higher than for U.S. investments and may not be subject to negotiation.
 Each fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The selection of such broker-dealers is generally made by FMR (to the extent possible consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided.
 The receipt of research from broker-dealers that execute transactions on behalf of each fund may be useful to FMR in rendering investment management services to the fund or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the fund. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.
 Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause a fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to each fund and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
 FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with Fidelity Brokerage Services, Inc. (FBSI) and Fidelity Brokerage Services. Ltd. (FBSL), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to September 4, 1992, FBSL operated under the name Fidelity Portfolio Services, Ltd. (FPSL) as a wholly owned subsidiary of Fidelity International Limited (FIL). Edward C. Johnson 3d is Chairman of FIL. Mr. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family, own directly or indirectly more than 25% of the voting common stock of FIL.
 FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to that of other qualified broker-dealers.
 Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, except if certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized FBSI to execute fund portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
 The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of each fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
 Each fund's annual portfolio turnover rates for the fiscal years ended October 31, 1993 and 1992 are illustrated in the following table.
                                      1993    1992

Fidelity Capital Appreciation Fund    120%    99%

Fidelity Value Fund                   117%    81%

Fidelity Disciplined Equity Fund      279%    255%

Fidelity Stock Selector               192%    268%

 The tables below list the total brokerage commissions paid; the percentage of brokerage commissions paid to brokerage firms that provided research services; the total dollar value of brokerage commissions paid to firms that provided research services; and the commissions paid to FBSI and FBSL in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions were paid for the fiscal period ended October 31, 1993 for each of the funds. The differences in the percentage of brokerage commissions paid to FBSI and FBSL and the percentage of transactions effected through FBSI and FBSL are a result of low commission rates charged by FBSI and FBSL in comparison to those charged by unaffiliated broker-dealers.
                            Total         % Paid to     Amount
                            Commissions   Firms         Paid to Firms
                                          Providing     Providing
                                          Research      Research







Fidelity Capital            $ 4,078,595    72%          $ 2,916,833
        Appreciation Fund

Fidelity Value Fund         $ 3,819,000    63%          $ 2,422,000

Fidelity Disciplined        $ 2,443,775    4   8    %   $ 1,166,132
        Equity Fund

Fidelity Stock Selector     $ 1,246,327    53%          $ 663,555


                                 Total                % To          Transaction
                                 Commission           FBSI          s
                                 s    (Paid to                      Through
                                    FBSI)                           FBSI







Fidelity Capital Appreciation    $ 990,000             24%           39%
Fund

Fidelity Value Fund                 $     1,148,000    30%              40    %

Fidelity Disciplined Equity         $     542,539      22%           2   6    %
Fund

Fidelity Stock    Selector          $     219,430      1   8    %    1   9    %


 From time to time the Trustees will review whether the recapture for the benefit of a fund of some portion of the brokerage commissions or similar fees paid by that fund on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine, in the exercise of their business judgment, whether it would be advisable for a fund to seek such recapture.
 Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for the fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund.
 When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the officers of the funds involved to be equitable to each fund. In some cases, this system could have a detrimental effect on the price or value of a security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the funds outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
CONTRACTS WITH COMPANIES AFFILIATED WITH FMR
 Fidelity Service Co. (FSC) is transfer, dividend disbursing, and shareholders' servicing agent for the funds. Under the trust's contract with FSC, each fund pays an annual fee of $26.03 per basic retail account with a balance of $5,000 or more, $15.31 per basic retail account with a balance of less than $5,000 and a supplemental activity charge of $2.25 for standing order transactions and $6.11 for other monetary transactions. These fees and charges are subject to annual cost escalation based on postal rate changes and changes in wage and price levels as measured by the National Consumer Price Index for Urban Areas. With respect to certain institutional client master accounts, each fund pays FSC a per-account fee of $95.00, and monetary transaction charges of $20.00 or $17.50 depending on the nature of services provided. With respect to certain broker-dealer master accounts, each fund pays FSC a per-account fee of $30.00, and a charge of $6.00 for monetary transactions. Fees for certain institutional retirement plan accounts are based on the net assets of all such accounts in the fund.
 Under each fund's contract, FSC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FSC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to shareholders, with the exception of proxy statements. Transfer agent fees, including reimbursement for out-of-pocket expenses, paid to FSC by each fund for the fiscal periods ended October 31, 1993, 1992, and 1991, are indicated in the following table.

                                     1993                                1992        1991

Fidelity Capital Appreciation      $        3,3   18    ,   293       $ 3,257,138   $ 4,101,447
Fund

Fidelity Value Fund                $        3,20   3,483              $ 711,816     $ 305,161

Fidelity Disciplined Equity Fund   $        1,83   5,709              $ 640,001     $ 330,826

Fidelity Stock Selector            $ 1,326,266                        $ 667,822     $ 216,577


    The table below shows the transfer agent fees the funds would have paid if a portion of the funds' brokerage commissions had not resulted in payment of certain of these fees for the fiscal period ended October 31, 1993.

                                               Transfer Agent Fees

   Fidelity Capital Appreciation Fund          $ 3,394,833

   Fidelity Value Fund                         $ 3,326,923

   Fidelity Disciplined Equity Fund            $ 1,898,816

   Fidelity Stock Selector                     $ 1,384,146


 The trust's contract with FSC also provides that FSC will perform the calculations necessary to determine each fund's net asset value per share and dividends, and maintain the fund's accounting records. Prior to July 1, 1991, the annual fee for these pricing and bookkeeping services was based on two schedules, one pertaining to the fund's average net assets, and one pertaining to the type and number of transactions the fund made. The fee rates in effect as of July 1, 1991 are based on the fund's average net assets, specifically, .06% for the first $500 million of average net assets and .03% for average net assets in excess of $500 million. The fee is limited to a minimum of $45,000 and a maximum of $750,000 per year. Pricing and bookkeeping fees, including related out-of-pocket expenses, paid to FSC, with respect to each fund, for fiscal 1993, 1992, and 1991, are indicated in the following table.

                                               1993                1992             1991

   Fidelity Capital Appreciation             $ 499,068          $ 473,632          $ 327,278
   Fund

   Fidelity Value Fund                       $ 479,000          $ 146,260          $ 91,622

   Fidelity Disciplined Equity Fund          $ 332,370          $ 138,626          $ 100,369

   Fidelity Stock Selector                   $ 270,920          $ 119,799          $ 74,128


 FSC also receives fees for administering the funds' securities lending program. Securities lending fees are based on the number and duration of
individual securities loans.    Securities lending fees for Fidelity
Capital Appreciation Fund paid to FSC for fiscal 1992 and 1991 were $2,785 and $3,085, respectively. There were no fees paid to FSC by Fidelity Capital Appreciation Fund for fiscal 1993 and by Fidelity Value Fund, Fidelity Disciplined Equity Fund, and Fidelity Stock Selector for fiscal 1993, 1992, and 1991.
 Each fund has a distribution agreement with Fidelity Distributors Corporation (FDC), a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Service Co., P.O. Box 789, Boston, Massachusetts 02102, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statements and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares. FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research Company
 (a Wholly-Owned Subsidiary of FMR Corp.):
 We have audited the accompanying consolidated statement of financial condition of Fidelity Management & Research Company as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the consolidated financial position of Fidelity Management & Research Company as of December 31, 1993, in conformity with generally accepted accounting principles.


/s/COOPERS & LYBRAND
COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
CONSOLIDATED STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
      ($000)
Cash and cash equivalents   $ 109
Management fees receivable    103,826
Invested assets:
 Managed funds (market value $59,845,000)    56,416
 Other investments (fair value $25,816,000)    20,822
Property and equipment, net    141,584
Deferred income taxes    35,910
Note receivable from affiliate    11,250
Prepaid expenses and other assets     9,597
  Total Assets    $ 379,514
LIABILITIES AND STOCKHOLDER'S EQUITY
Payable to mutual funds   $ 8,580
Accounts payable and accrued expenses    30,349
Payable to parent company    235,232
Other liabilities    3,871
  Total Liabilities    278,032

Stockholder's equity:
Common stock, $.30 par value;
 authorized 50,000 shares;
 issued and outstanding
 26,500 shares    8
Additional paid-in capital    50,074
Retained earnings    51,400
  Total Stockholder's Equity    101,482
  Total Liabilities and Stockholder's Equity   $ 379,514
The accompanying notes are an integral part
of the consolidated statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
Fidelity Management & Research Company and Subsidiaries (the Company) provide investment management and advisory services and other services principally for the Fidelity Investments Family of Funds. The Company also provides computer support and systems development services to affiliated companies.
On March 1, 1993, ownership of the Company's wholly-owned subsidiary, Fidelity Investments Institutional Services Company, Inc. was distributed to the Company's parent. As of that date, this subsidiary had total assets and stockholder's equity of approximately $73,000,000, and $60,000,000, respectively.
PRINCIPLES OF CONSOLIDATION
The consolidated statement of financial condition includes the accounts of Fidelity Management & Research Company and its wholly-owned subsidiaries. All intercompany accounts have been eliminated.
INVESTED ASSETS
Managed funds investments (consisting primarily of Fidelity Mutual Funds) are carried at the lower of aggregate cost or market. Other investments consist primarily of investments in limited partnerships which are carried at cost. Certain restrictions exist with respect to the sale or transfer of these investments to third parties. For managed funds investments and other investments, fair value is determined by the quoted market price except in the case of restricted investments which are valued based on management's assessment of fair value. When the Company has determined that an impairment, which is deemed other than temporary, in the market or fair value of an investment has occurred, the carrying value of the investment is reduced to its net realizable value.
INCOME TAXES
The Company is included in the consolidated federal and certain state income tax returns filed by FMR Corp.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
FIDELITY MANAGEMENT & RESEARCH COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF FMR CORP.)
NOTES TO CONSOLIDATED STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED:
PROPERTY AND EQUIPMENT
Property and equipment are stated at cost less accumulated depreciation and amortization. Depreciation of furniture and equipment is computed over the estimated useful lives of the related assets, which are principally three to five years, using the straight-line method. Leasehold improvements are amortized over the lesser of their economic useful lives or the period of the lease. Maintenance and repairs are charged to operations when incurred. Renewals and betterments of a nature considered to materially extend the useful life of the assets are capitalized.
PENSION AND PROFIT SHARING PLANS
The Company participates in FMR Corp.'s noncontributory defined benefit pension plan covering all of its eligible employees. There are no statistics available for the actuarial data of this separate company. There are no unfunded vested benefits.
The Company also participates in FMR Corp.'s defined contribution profit sharing and retirement plans covering substantially all eligible employees.
B. PROPERTY AND EQUIPMENT, NET
At December 31, 1993, property and equipment, at cost, consist of (in thousands):
 Furniture   $ 1,853
 Equipment (principally computer related)    320,141
 Leasehold improvements    6,712        328,706
 Less: Accumulated depreciation and amortization    187,122
     $ 141,584
C. NOTE RECEIVABLE FROM AFFILIATE
On December 2, 1993, the Company issued a non-recourse mortgage to an affiliate for property located in Irving, Texas. The $11,250,000 note receivable is due on January 1, 2009, and accrues interest at 7.6325%. Payments of principal and interest are due monthly.
D. TRANSACTIONS WITH AFFILIATED COMPANIES
In connection with its operations, the Company provides services to and obtains services from affiliated companies. Transactions related to these services are settled, in the normal course of business, through an intercompany account with the Company's parent, FMR Corp. The terms of these transactions may not be the same as those which would otherwise exist or result from agreements and transactions among unrelated parties. FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of Fidelity Management & Research (U.K.) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (U.K.) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.


/s/COOPERS & LYBRAND
COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Investments (market value $3,180,192)   $ 2,537,448
Equipment, net of accumulated
 depreciation of $859,335    914,770
Accounts receivable from parent     2,806,932
Deferred income taxes    23,520
  Total Assets   $ 6,282,670

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Subordinated loan   $ 1,608,100
Accounts payable to affiliate    1,452,719
Income taxes payable    173,009
Other liabilities    131
  Total Liabilities     3,233,959

Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
  issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    3,047,711
  Total Stockholder's Equity    3,048,711
  Total Liabilities and Stockholder's Equity    $ 6,282,670
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) NOTES TO STATEMENT OF
FINANCIAL CONDITION
________

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BASIS OF REPORTING
The statement of financial condition is presented in accordance with United States generally accepted accounting principles. The functional and reporting currency for Fidelity Management & Research (U.K.) Inc. (the Company) is the U.S. dollar.
BUSINESS
The Company is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research and investment advisory services under subadvisory agreements with its parent. The Company also provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business. INVESTMENTS
Investments consist of shares held in Fidelity mutual funds and are carried at the lower of aggregate cost or market. The fair value of investments is equal to the quoted market price.
EQUIPMENT
Equipment is stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred.
SUBORDINATED LOAN
The Company has a subordinated loan payable to its parent and due on March 31, 1994. The loan is subordinated in all respects to the rights of senior creditors. Interest is payable annually at a rate of 4.375%. Repayment or modification of this loan is subject to regulatory approval.
INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent Company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
NOTES TO STATEMENT
OF FINANCIAL CONDITION
(CONTINUED)
________

A. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED
INCOME TAXES, CONTINUED:
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes", which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
B. NET CAPITAL REQUIREMENT:
The Company is subject to certain financial regulatory resource rules which require the Company to maintain a certain level of net capital (as defined). At December 31, 1993, the minimum net capital requirement of approximately $422,000 has been satisfied by the Company.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY)
________

REPORT OF INDEPENDENT ACCOUNTANTS
To the Board of Directors and Stockholder of
 Fidelity Management & Research (Far East) Inc.
 (a Wholly-Owned Subsidiary of Fidelity Management & Research Company):
 We have audited the accompanying statement of financial condition of Fidelity Management & Research (Far East) Inc. as of December 31, 1993. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.
 We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
 In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of Fidelity Management & Research (Far East) Inc. as of December 31, 1993, in conformity with generally accepted accounting principles.
/s/COOPERS & LYBRAND
COOPERS & LYBRAND

Boston, Massachusetts
January 28, 1994

FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) STATEMENT OF FINANCIAL CONDITION
DECEMBER 31, 1993
________

ASSETS
Cash    $ 24,294
Investments (market value $618,049)     569,958
Furniture and equipment, net of
 accumulated depreciation of $10,704     642
Prepaid expenses and other assets     143,427
Receivable from parent company    840,906
  Total Assets   $ 1,579,227
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
Payable to affiliate   $ 795,567
Income taxes payable     168,646
 Total Liabilities     964,213
Stockholder's equity:
Common stock, $1 par value;
 authorized 300,000 shares;
 issued and outstanding 100 shares    100
Additional paid-in capital    900
Retained earnings    614,014
  Total Stockholder's Equity     615,014
  Total Liabilities and Stockholder's Equity   $ 1,579,227
The accompanying notes are an integral part
of the statement of financial condition.
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
(A WHOLLY-OWNED SUBSIDIARY OF FIDELITY MANAGEMENT & RESEARCH COMPANY) NOTES TO STATEMENT
OF FINANCIAL CONDITION
________

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:
BUSINESS
Fidelity Management & Research (Far East) Inc. (the Company) is a wholly-owned subsidiary of Fidelity Management & Research Company (the parent). The Company is a registered investment advisor and provides research advice to the parent and an affiliate pursuant to a research joint venture agreement. Intercompany transactions are settled during the normal course of business.
INVESTMENTS
Investments consist of shares held in a Fidelity mutual fund and are carried at the lower of cost or market. The fair value of investments is equal to the quoted market price.
FURNITURE AND EQUIPMENT
Furniture and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives of the related assets, which vary from three to five years, using the straight-line method. Maintenance and repairs are charged to operations when incurred. INCOME TAXES
The Company is included in the consolidated federal income tax return filed by FMR Corp., the parent company of Fidelity Management & Research Company. The Company is allocated a charge by FMR Corp. representing the sum of the applicable foreign and U.S. statutory income tax rates.
Effective January 1, 1993, FMR Corp. and the Company adopted Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes," which requires recognition of deferred tax liabilities and assets for the expected future tax consequences of temporary differences between tax bases and financial reporting bases. Under this method, deferred tax liabilities and assets are determined based on the difference between the financial statement and tax bases of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. Adoption of this statement did not have a material impact on the Company's financial position.
EXHIBIT 1
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity Capital Appreciation Fund, Fidelity Disciplined Equity Fund, and Fidelity Stock Selector - will be inserted in each respective fund's Contract where indicated by (Name of Portfolio).
The current contracts of the funds are substantially similar; the specific areas that will differ are the Preamble and Section 3 of this Form of Management Contract Exhibit.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY CAPITAL TRUST:
FIDELITY (NAME OF PORTFOLIO)
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 Modification    [Agreement]     (Disciplined Equity and Stock Selector)
Modification made this (Capital Appreciation) [28th day of December
198   9    ] (Disciplined Equity) [28th day of December 1988] (Stock
Selector) [23rd day of September 1990] 1st day of November 1994, by and between Fidelity Capital Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of (Name of Portfolio) (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter (Capital Appreciation) [sometimes]called the "Adviser").
STOCK SELECTOR AND DISCIPLINED EQUITY ONLY:
 Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated (Disciplined Equity) December 28, 1988 (Stock Selector) September 23, 1990, to a modification of said Contract in the manner set forth below. The Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect on the later of November 1, 1994 or the first day of the month following approval.
CAPITAL APPRECIATION ONLY:
 Required authorization[s] and approval[s] by shareholders and Trustees having been obtained, [Fidelity Capital Trust] the Fund, on behalf of [Fidelity Capital Appreciation Fund] the Portfolio, and [Fidelity Management & Research Company] the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract [dated November 17, 1986] modified December 28, 1989, to a modification of said Contract in the manner set forth below. The [modifications] Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect [upon the execution of this modification of the Management Contract by duly authorized officers of the Fund and the adviser] on the later of November 1, 1994 or the first day of the month following approval.
ALL PORTFOLIOS:
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser    [at its own expense]     shall place all orders for
the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. (Capital Appreciation) [Management Fee.] The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive (Capital Appreciation) [an annual] a monthly (Disciplined Equity and Stock Selector) a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee (Capital Appreciation) [("basic fee")] and a Performance Adjustment [to the basic fee based upon the investment performance of the Portfolio in relation to]. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the
Standard & Poor's    Composite     Index of 500 Stocks (the "Index").
(Disciplined Equity and Stock Selector) [The Basic Fee and the Performance Adjustment will be computed as follows:] ( All Portfolios) The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
  (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth (Capital Appreciation) decimal place (Disciplined Equity and Stock Selector) decimal place as follows:
  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

   $       0   -          3 billion     .5200%

3              -          6             .4900%

6              -          9             .4600%

9              -          12            .4300%

12             -          15            .4000%

15             -          18            .3850%

18             -          21            .3700%

21             -          24            .3600%

24             -          30            .3500%

30             -          36            .3450%

36             -          42            .3400%

42             -          48            .3350%

48             -          66            .3250%

66             -          84            .3200%

84             -          102           .3150%

   [Over                     102]          [.3100%]

   102            -          138           .3100%

   138            -          174           .3050%

   174            -          210           .3000%

   210            -          246           .2950%

   246            -          282           .2900%

   282            -          318           .2850%

   318            -          354           .2800%

   354            -          390           .2750%

   Over                      390           .2700%

  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be
.30%.
  (b) Basic Fee. One-twelfth of the Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.
  (c) [The] Performance Adjustment Rate: [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance index.] The Performance Adjustment Rate is 0.02% for each percentage point [rounded to the nearer point (the point higher if exactly one-half point)] (the performance of the Portfolio and the Index each being calculated to the nearest percentage point) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is 0.20%.
 The performance period will commence with the first day of the first full month following the [effective date of the] Portfolio's [registration statement] commencement of operations. During the first eleven months of
the [operation of the Contract]        performance period for the
Portfolio, there will be no performance adjustment. Starting with the twelfth month of [operation] the performance period, the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
  (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate [shall] will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in (Capital Appreciation)
[Article 10    of]     the Fund's Declaration of Trust [of the Fund] or
other organizational document)[adjusted as provided in paragraph (3) below, if applicable)] determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
  (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect (Capital Appreciation) provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect (Disciplined Equity and Stock Selector) provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses[other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until ( Capital Appreciation and Stock Selector) [July 31, 1991] (Disciplined Equity) [July 31, 1990] (All Portfolios) July 31, 1995 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or (Capital Appreciation) any (Disciplined Equity and Stock Selector) any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other (Capital Appreciation) [Funds] Portfolios (Disciplined Equity and Stock Selector) Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 2
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
The current contract of the fund is substantially similar; the specific areas that will differ are the Preamble and Section 3 of this Form of Management Contract Exhibit.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY CAPITAL TRUST:
FIDELITY VALUE FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 Modification made this[29th day of December 1989]1st day of November 1994, by and between Fidelity Capital Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter [sometimes] called the "Fund"), on behalf of Fidelity Value Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter [sometimes] called the "Adviser").
 Required authorization[s] and approval[s] by shareholders and Trustees having been obtained, [Fidelity Capital Trust] the Fund, on behalf of [Fidelity Value Fund] the Portfolio, and [Fidelity Management & Research
Company] the Adviser hereby consent,    pursuant to Paragraph 6 of the
    [former Advisory and Service Contract dated December 1, 1978, modified January 1, 1984, and] Paragraph 6 of the existing Management Contract
[dated August 1, 1986] modified December 2   9    , 1989, to a modification
of said Contract in the manner set forth below. The [modifications] Modified Management Contract shall when executed by duly authorized officers of the Fund and the Adviser, take effect [upon the execution of this modification of the Management Contract by duly authorized officers of the Fund and the adviser] on the later of November 1, 1994 or the first day of the month following approval.
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the [Fund] Portfolio; and shall pay the salaries and fees of all officers of the [Portfolio] Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The [Fund's]Adviser [at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to [the fund and to] accounts over which they exercise investment discretion. The Trustees of the [Trust] Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. [Management Fee.] The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Basic Fee and a Performance Adjustment [to the basic fee based upon the investment performance of the Portfolio in relation to]. The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experienced better or worse performance than the Standard &
Poor's    Composite     Index of 500    Stocks     (the "Index"). [The
Basic Fee and the Performance Adjustment will be computed as follows:] The Performance Adjustment is not cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The Basic Fee and the Performance Adjustment will be computed as follows:
  (a) Basic Fee Rate: The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:
  (i) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the [charter of each investment company] fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets    Annualized Fee Rate (for each level)

   $       0   -          3 billion     .5200%

3              -          6             .4900%

6              -          9             .4600%

9              -          12            .4300%

12             -          15            .4000%

15             -          18            .3850%

18             -          21            .3700%

21             -          24            .3600%

24             -          30            .3500%

30             -          36            .3450%

36             -          42            .3400%

42             -          48            .3350%

48             -          66            .3250%

66             -          84            .3200%

84             -          102           .3150%

   [Over                     102]          [.3100%]

102            -          138           .3100%

138            -          174           .3050%

   174            -          210           .3000%

   210            -          246           .2950%

   246            -          282           .2900%

   282            -          318           .2850%

   318            -          354           .2800%

   354            -          390           .2750%

   Over                      390           .2700%

  (ii) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be [.35%] .30%.
  (b) Basic Fee. One-twelfth of the [Annual] Basic Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust [of the Fund] or other organizational document) determined as of the close of business on each business day throughout the month. The resulting dollar amount comprises the Basic Fee.
  (c) [The] Performance Adjustment Rate: [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance index.] The Performance Adjustment Rate is 0.02% for each percentage point [rounded to the nearer point (the point higher if exactly one-half point)] (the performance of the Portfolio and the Index each being calculated to the nearest percentage point) that the Portfolio's investment performance for the performance period was better or worse than the record of the Index as then constituted. The maximum performance adjustment rate is [+/-] 0.20%.
 The performance period will commence with the first day of the first full month following the Portfolio's commencement of operations. During the first eleven months of the performance period for the Portfolio,there will be no performance adjustment. Starting with the twelfth month of the performance period the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
 The Portfolio's investment performance will be measured by comparing (i) the opening net asset value of one share of the Portfolio on the first business day of the performance period with (ii) the closing net asset value of one share of the Portfolio as of the last business day of such period. In computing the investment performance of the Portfolio and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise] securities included in the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.
 [The computation of the performance adjustment will not be cumulative. A positive fee rate will apply even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a negative fee rate will apply for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index.]
  (d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate [shall] will be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust [of the Fund] or other organizational document)[adjusted as provided in paragraph (3) below, if applicable)] determined as of the close of business on each business day throughout the month and the performance period. [The resulting dollar amount is added to or deducted from the basic fee.]
  (e) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The Basic Fee Rate will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect [The amount of the performance adjustment to the basic fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this contract is in effect] provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of the period of time during which it has been in effect.
 4. It is understood that the Portfolio will pay all its expenses[other than those expressly stated to be payable by the Adviser hereunder], which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until [July 31, 1990] July 31, 1995 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other [Funds] Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.

 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 3
The proper name of each fund    -     Fidelity Disciplined Equity Fund and
Fidelity Stock Selector    -      will be inserted in each respective
fund's contract where indicated by (Name of Portfolio).
FORM OF DISTRIBUTION AND SERVICE PLAN
OF FIDELITY CAPITAL TRUST:
(NAME OF PORTFOLIO)
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Rule 12b-1 under the Investment Company Act of 1940 (the "Act") of (Name of Portfolio) (the "Portfolio"), a series of shares of Fidelity Capital Trust (the "Fund").
 2. The Fund has entered into a General Distribution Agreement with respect to the Portfolio with Fidelity Distributors Corporation (the "Distributor"), a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers for the Portfolio's shares of beneficial interest ("shares"). Under the agreement, the Distributor pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Portfolio for sale to the public. It is understood that the Adviser may reimburse the Distributor for these expenses from any source available to it, including management fees paid to it by the Portfolio.
 3. The Adviser directly, or through the Distributor, may, subject to the approval of the Trustees, make payments to securities dealers and other third parties who engage in the sale of shares or who render shareholder support services, including but not limited to providing office space, equipment and telephone facilities, answering routine inquiries regarding the Portfolio, processing shareholder transactions and providing such other shareholder services as the Fund may reasonably request.
 4. The Portfolio will not make separate payments as a result of this Plan to the Adviser, Distributor or any other party, it being recognized that the Portfolio presently pays, and will continue to pay, a management fee to the Adviser. To the extent that any payments made by the Portfolio to the Adviser, including payment of management fees, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Portfolio within the context of Rule 12b-1 under the Act, then such payments shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities of the Portfolio" (as defined in the Act), the plan having been approved by a vote of a majority of the Trustees of the Fund, including a majority of Trustees who are not "interested persons" of the Fund (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements related to this Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect from the date specified above until July 31, 1995, and from year to year thereafter, provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Fund, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to authorize direct payments by the Portfolio to finance any activity primarily intended to result in the sale of shares of the Portfolio, to increase materially the amount spent by the Portfolio for distribution, or any amendment of the Management Contract to increase the amount to be paid by the Portfolio thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Portfolio, and (b) any material amendments of this Plan shall be effective only upon approval in the manner provided in the first sentence in this paragraph.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio.
 8. During the existence of this Plan, the Fund shall require the Adviser and/or Distributor to provide the Fund, for review by the Fund's Board of Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of the Portfolio (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of shares of the Portfolio.
 10. Consistent with the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document, any obligations assumed by the Portfolio pursuant to this Plan and any agreements related to this Plan shall be limited in all cases to the Portfolio and its assets, and shall not constitute obligations of any other series of shares of the Fund.
 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
   [SIGNATURE LINES OMITTED]
EXHIBIT 4
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity Capital Appreciation Fund, Fidelity Value Fund, Fidelity Disciplined Equity Fund, and Fidelity Stock Selector
   - will be inserted in each respective fund's contract where indicated by (Name of Portfolio).
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC.
AND
FIDELITY CAPITAL TRUST ON BEHALF OF (NAME OF PORTFOLIO)
 AGREEMENT made this (Capital Appreciation and Disciplined Equity) [28th day of December, 1989] (Value) [29th day of December, 1989] (Stock
Selector) [23rd day of September, 1990]    1st     day of    November,
1994, by and between [Fidelity Management & Research (Far East) Inc.] Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] "Advisor"); [and] Fidelity Management & Research [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (Far East) Inc. (hereinafter called the ["Adviser"] "Sub-Advisor"); and Fidelity Capital Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor [has] have entered into a Management Contract [with Fidelity Capital Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [(Name of Portfolio) (hereinafter called the "Portfolio")] the Portfolio, pursuant to which the Advisor is to act as investment [adviser] manager of the Portfolio; and
 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons [has] have personnel in [Asia and the Pacific Basin] various locations throughout the world and [was] have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [and issuers located outside of North America, principally in Asia and the Pacific Basin.] and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) Investment Advice: [The Sub-Adviser shall act as an investment consultant to the Adviser and] If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside of the U.S. all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 [(2)](a) INVESTMENT ADVISORY FEE: [The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder:] For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with [the] rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement [, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser]. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 [3]6. Interested Persons: It is understood that Trustees, officers, and shareholders of the [Fund] Trust are or may be or become interested in the Advisor [and] or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6]9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6]9, this Agreement shall continue in force until July 31, (Capital Appreciation, Disciplined Equity, and Stock Selector) [1991]; (Value) [1990] 1995 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7]10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the [Fund] Trust and agrees that any obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 5
The language to be added to the current contract is underlined; the language to be deleted is set forth in [brackets].
The proper name of each fund - Fidelity Capital Appreciation Fund, Fidelity Value Fund, Fidelity Disciplined Equity Fund, and Fidelity Stock
Selector    -     will be inserted in each respective fund's contract where
indicated by (Name of Portfolio).
FORM OF
SUB-ADVISORY AGREEMENT
BETWEEN
FIDELITY MANAGEMENT & RESEARCH COMPANY
AND
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
AND
FIDELITY CAPITAL TRUST ON BEHALF OF (NAME OF PORTFOLIO)
 AGREEMENT made this (Capital Appreciation and Disciplined Equity) [28th day of December, 1989] (Value) [29th day of December, 1989] (Stock
Selector) [23rd day of September, 1990]    1st     day of    November    ,
1994, by and between [Fidelity Management & Research (U.K.) Inc.] Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the ["Sub-Adviser"] "Advisor"); [and] Fidelity Management & Research [Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (U.K.) Inc. (hereinafter called the ["Adviser"] "Sub-Advisor"); and Fidelity Capital Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of (Name of Portfolio) (hereinafter called the "Portfolio").
 WHEREAS the Trust and the Advisor [has] have entered into a Management Contract [with Fidelity Capital Trust, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"),] on behalf of [(Name of Portfolio) (hereinafter called the "Portfolio")] the Portfolio, pursuant to which the Advisor is to act as investment [adviser] manager of the Portfolio; and
 WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons [has] have personnel in [Western Europe] various locations throughout the world and [was] have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, [and issuers located outside of North America, principally in Western Europe.] and securities of issuers located in such countries, and providing investment advisory services in connection therewith;
 NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the Trust, the Advisor and the Sub-Advisor agree as follows:
 1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.
  (a) Investment Advice: [The Sub-Adviser shall act as an investment consultant to the Adviser and] If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations [relating to non-U.S. issuers of securities located in, and the economies of, various countries outside of the U.S. all] as the Advisor may reasonably require. Such information may include written and oral reports and analyses.
  (b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.
  (c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.
 2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.
 3. Brokerage: In connection with the services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of l934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.
 [(2)](a) INVESTMENT ADVISORY FEE: [The Sub-Adviser will be compensated by the Adviser on the following basis for the services to be furnished hereunder:] For services provided under subparagraph (a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with [the] rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement [, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Adviser]. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.
  (b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers or reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.
  (c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph (1) for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.
 5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.
 [3]6. Interested Persons: It is understood that Trustees, officers, and shareholders of the [Fund] Trust are or may be or become interested in the Advisor [and] or the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] or the Sub-Advisor are or may be or become similarly interested in the Trust, and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] Trust as a shareholder or otherwise.
 [4. The Sub-Adviser shall for all purposes be an independent contractor and not an agent or employee of the Adviser or the Fund. The Sub-Adviser shall have no authority to act for, represent, bind or obligate the Adviser or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5]7. Services to Other Companies or Accounts: The services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations hereunder. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Trust.
 8. Standard of Care: In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, the Trust or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 [6]9. Duration and Termination of Agreement; Amendments:
  (a) Subject to prior termination as provided in subparagraph (d) of this paragraph [6]9, this Agreement shall continue in force until July 31, (Capital Appreciation, Disciplined Equity, Stock Selector) [1991]; (Value) [1990] 1995 and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of subparagraphs (a) and (b) of this paragraph [6]9, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or with respect to the Portfolio by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7]10. Limitation of Liability: The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust or other organizational document of the [Fund] Trust and agrees that any obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of] 1940 Act as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
[SIGNATURE LINES OMITTED]
EXHIBIT 6
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)   ASSETS (C)
GROWTH AND INCOME
Balanced (3)  7/31/93 $ 2,154.5 0.53% 0.53% 0.93%
Dividend Growth (3) 7/31/93**  9.2 0.62(dagger) - 2.50(dagger)
Global Balanced (1) 7/31/93**  35.7 0.77(dagger) 0.77(dagger) 2.12(dagger)
Growth & Income 7/31/93  5,195.4 0.53 0.53 0.83
Puritan (3)   7/31/93  6,319.2 0.47 0.47 0.74
Advisor Income &
 Growth   10/31/93  870.1 0.53 0.53 1.51
International Growth
 & Income (2) 10/31/93  301.5 0.77 0.77 1.52
Advisor Equity Portfolio
 Income :
 Class A (3) 11/30/93  19.1 0.50 0.50 1.77
 Institutional Class (3) 11/30/93  167.8 0.50 0.50 0.79
Convertible Securities (3) 11/30/93  782.6 0.53 0.53 0.92
Equity-Income II (3) 11/30/93  3,544.3 0.53 0.53 0.88
Variable Insurance
 Products:
  Equity-Income 12/31/93  952.1 0.53 0.53 0.62
Equity-Income (3) 1/31/94  6,040.5 0.38 0.38 0.66
Real Estate (3) 1/31/94  417.9 0.63 0.63 1.13
Utilities Income (3) 1/31/94  1,394.4 0.53 0.53 0.86
U.S. Equity Index 2/28/94  1,647.0 0.28 - 0.28
Market Index  4/30/94  300.9 0.45 0.45 0.45
Fidelity Fund (3) 6/30/94   1,545.0 0.41 0.41 0.65
ASSET ALLOCATION
Asset Manager 9/30/93  4,704.2 0.72 0.72 1.09
Asset Manager:
 Growth (3)(4) 9/30/93  566.0 0.73 0.63 1.19
Asset Manager:
 Income (3)(4) 9/30/93  79.1 0.44 - 0.65
Variable Insurance
 Products II:
  Asset Manager (3) 12/31/93  1,432.9 0.72 0.72 0.88
  Index 500 12/31/93  20.8 0.28 - 0.28
GROWTH
         RATIO OF   RATIO OF NET
         ADVISORY FEES   ADVISORY FEES
         TO AVERAGE   TO AVERAGE   RATIO OF
      AVERAGE   NET ASSETS   NET ASSETS  EXPENSES
TO
INVESTMENT   FISCAL   NET ASSETS   PURSUANT TO   PAID  AVERAGE
NET
OBJECTIVE AND FUND   YEAR END (A)   (MILLIONS)   ADVISORY CONTRACT   TO FMR
(B)
 ASSETS (C)
Blue Chip Growth 7/31/93  589.5 0.72 0.72 1.25
Low-Priced Stock (3) 7/31/93  2,048.8 0.76 0.76 1.12
OTC Portfolio 7/31/93  1,202.7 0.74 0.74 1.08
Advisor Strategic
 Opportunities (3) 9/30/93 $ 219.2 0.54% 0.54% 1.57%
Destiny I   9/30/93#  2,920.5 0.60(dagger) 0.60(dagger) 0.65(dagger)
Destiny II   9/30/93#  1,100.8 0.71(dagger) 0.71(dagger) 0.84(dagger)
Strategic
 Opportunities (3) 9/30/93  19.2 0.54 0.54 0.89
Advisor Emerging Asia
 Fund, Inc. (5) 10/31/94**  117.0 1.01(dagger) 1.01(dagger) 1.86(dagger)
Advisor Global
 Resources (3) 10/31/93  14.4 0.77 0.77 2.62
Advisor Growth
 Opportunities  10/31/93  1,204.5 0.68 0.68 1.64
Advisor Overseas (2) 10/31/93  65.5 0.77 0.77 2.38
Canada (2)   10/31/93  61.1 0.86 0.86 2.00
Capital Appreciation (3) 10/31/93  1,139.1 0.48 0.48 0.86
Disciplined Equity (3) 10/31/93  622.1 0.70 0.70 1.09
Diversified
 International (2) 10/31/93  119.1 0.73 0.73 1.47
Emerging Markets (2) 10/31/93  144.4 0.77 0.77 1.91
Europe (2)   10/31/93  488.3 0.64 0.64 1.25
Europe Capital
 Appreciation (2) 10/31/94**  231.8 0.78(dagger) 0.78(dagger) 1.58(dagger)
Japan (1)   10/31/93  98.4 0.77 0.77 1.71
Latin America (2) 10/31/93**  114.6 0.77(dagger) 0.77(dagger) 1.94(dagger)
Overseas (2)  10/31/93  1,025.1 0.77 0.77 1.27
Pacific Basin (1) 10/31/93  251.2 0.80 0.80 1.59
Southeast Asia (1) 10/31/93**  139.3 0.77(dagger) 0.71(dagger) 2.00(dagger)
Stock Selector (3) 10/31/93  459.7 0.71 0.71 1.10
Value (3)   10/31/93  1,100.8 0.72 0.72 1.11
Worldwide (2) 10/31/93  148.9 0.78 0.78 1.40
Advisor Equity Portfolio
  Growth :
 Class A (3) 11/30/93  176.0 0.66 0.66 1.84
   Institutiona l Class (3) 11/30/93  226.7 0.66 0.66 0.94
Emerging Growth (3) 11/30/93  620.6 0.80 0.80 1.19
Growth Company (3) 11/30/93  2,119.8 0.75 0.75 1.07
New Millennium 11/30/93**  187.5 0.68(dagger) 0.68(dagger) 1.32(dagger)
Retirement Growth (3) 11/30/93  2,404.1 0.76 0.76 1.05
Congress Street 12/31/93  63.4 0.46 0.46 0.61
Contrafund (3) 12/31/93  4,138.1 0.69 0.69 1.06
Exchange   12/31/93  187.7 0.54 0.54 0.57
Trend (3)   12/31/93  1,296.7 0.65 0.65 0.92
Variable Insurance
 Products:
  Growth  12/31/93 $ 1,016.0 0.63% 0.63% 0.71%
  Overseas (2) 12/31/93  398.7 0.77 0.77 1.03
Mid-Cap Stock (3) 1/31/95**  17.6 0.62(dagger) 0.62(dagger) 2.23(dagger)
Select Portfolios:
 Air Transportation (3) 2/28/94  17.8 0.63 0.63 2.31
 American Gold 2/28/94  313.4 0.63 0.63 1.49
 Automotive (3) 2/28/94  133.8 0.63 0.63 1.68
 Biotechnology (3) 2/28/94  549.9 0.63 0.63 1.61
 Brokerage and Investment
  Management (3) 2/28/94  69.3 0.63 0.63 1.77
 Chemicals (3) 2/28/94  27.4 0.63 0.63 1.93
 Computers (3) 2/28/94  41.2 0.63 0.63 1.89
 Construction and
  Housing (3) 2/28/94  42.1 0.63 0.63 1.66
 Consumer Products (3) 2/28/94  9.0 0.63 0.49 2.48
 Defense and
  Aerospace (3) 2/28/94  4.6 0.63 - 2.53
 Developing
  Communications (3) 2/28/94  177.0 0.63 0.63 1.56
 Electronics (3) 2/28/94  54.3 0.63 0.63 1.67
 Energy (3)  2/28/94  126.1 0.63 0.63 1.66
 Energy Service (3) 2/28/94  94.0 0.63 0.63 1.65
 Environmental
  Services (3) 2/28/94  56.6 0.63 0.63 2.03
 Financial Services (3) 2/28/94  168.8 0.62 0.62 1.63
 Food and Agriculture (3) 2/28/94  110.1 0.62 0.62 1.64
 Health Care (3) 2/28/94  552.3 0.63 0.63 1.55
 Home Finance (3) 2/28/94  224.4 0.63 0.63 1.58
 Industrial Equipment (3) 2/28/94  58.2 0.63 0.63 1.68
 Industrial Materials (3) 2/28/94  33.8 0.64 0.64 2.08
 Insurance (3) 2/28/94   22.4 0.63 0.63 1.93
 Leisure (3)  2/28/94  88.1 0.63 0.63 1.53
 Medical Delivery (3) 2/28/94  105.8 0.63 0.63 1.79
 Multimedia (3) (6) 2/28/94  62.8 0.63 0.63 1.63
 Natural Gas (3) 2/28/94**  45.1 0.63(dagger) 0.63(dagger) 1.93(dagger)
 Paper and Forest
  Products (3) 2/28/94  27.0 0.64 0.64 2.07
 Precious Metals and
  Minerals (3) 2/28/94  378.4 0.63 0.63 1.55
 Regional Banks (3) 2/28/94  201.0 0.62 0.62 1.60
 Retailing (3) 2/28/94 $ 57.7 0.62% 0.62% 1.83%
 Software and Computer
  Services (3) 2/28/94  172.2 0.63 0.63 1.57
 Technology (3) 2/28/94  163.4 0.63 0.63 1.54
 Telecommunications (3) 2/28/94  353.3 0.63 0.63 1.53
 Transportation (3) 2/28/94  10.5 0.63 0.63 2.39
 Utilities (3) 2/28/94  310.9 0.63 0.63 1.35
Magellan (3)  3/31/94  29,816.4 0.76 0.76 0.99
Small Cap Stock 4/30/94**  572.2 0.68(dagger) 0.68(dagger) 1.18(dagger)
Fidelity Fifty (3) 6/30/94  44.2 0.63 0.63 1.58
CURRENCY PORTFOLIOS
Deutsche Mark
 Peformance, L.P. 12/31/93  8.4 0.50 - 1.50
Sterling
 Performance, L.P. 12/31/93  3.0 0.50 - 1.50
Yen Performance, L.P. 12/31/93  4.0 0.50 - 1.50
INCOME
Ginnie Mae  7/31/93  953.2 0.47 0.47 0.80
Mortgage Securities 7/31/93  428.9 0.47 0.47 0.76
Spartan Limited Maturity
 Government 7/31/93  1,653.7 0.65 0.65 0.65
Spartan Ginnie Mae 8/31/93  766.9 0.65 0.41 0.41
Government Securities 9/30/93**  616.6 0.47(dagger) 0.47(dagger)
0.69(dagger)
Short-Intermediate
 Government  9/30/93  167.6 0.47 0.18 0.61
Spartan Investment
 Grade Bond (3) 9/30/93  59.1 0.65 0.65 0.65
Spartan Short-Term
 Income (3) 9/30/93  547.0 0.65 0.20 0.20
Advisor Government
 Investment 10/31/93  40.8 0.46 - 0.68
Advisor High Yield 10/31/93  299.1 0.51 0.51 1.11
Advisor Short Fixed
 Income   10/31/93  359.6 0.47 0.47 0.95
Advisor Institutional
 Limited Term Bond:
 Class A    11/30/93  174.3 0.42 0.42 0.64
 Institutional Class 11/30/93  22.5 0.42 0.42 1.23




Institutional Short-
 Intermediate
  Government:
  Class I  11/30/93 $ 255.2 0.45% 0.45% 0.45%
  Class II  11/30/94**  .1 0.45(dagger) 0.45(dagger) 0.70(dagger)
Advisor Emerging
 Markets Income 12/31/94**  6.2 0.71(dagger) - 1.50(dagger)
Global Bond (2) 12/31/93  434.1 0.71 0.71 1.17
New Markets Income (2) 12/31/93**  114.6 0.71(dagger) 0.28(dagger)
1.24(dagger)
Short-Term World
 Income (2) 12/31/93  400.1 0.62 0.62 1.00
Spartan Bond
 Strategist (3) 12/31/93**  15.4 0.70(dagger) 0.70(dagger) 0.70(dagger)
Variable Insurance
 Products:
  High Income 12/31/93  343.1 0.51 0.50 0.64
Variable Insurance
 Products II:
  Investment Grade
   Bond  12/31/93  98.9 0.47 0.47 0.68
Spartan Long-Term
 Government Bond 1/31/94  85.8 0.65 0.65 0.65
U.S. Bond Index 2/28/94  190.2 0.32 - 0.32
Capital & Income (3) 4/30/94  2,644.6 0.71 0.71 0.97
Intermediate Bond (3) 4/30/94  1,782.5 0.31 0.31 0.64
Investment Grade Bond (3) 4/30/94  1,026.3 0.41 0.41 0.74
Short-Term Bond (3) 4/30/94  2,230.0 0.46 0.46 0.80
Spartan Government
 Income   4/30/94  397.4 0.65 0.65 0.65
Spartan High Income 4/30/94  671.4 0.75 0.75 0.75
Spartan Short-Intermediate
 Government 4/30/94  61.7 0.65 0.10 0.10
The North Carolina Capital
     Management   Trust:
        Term Portfolio 6/30/94  74.1 0.41 0.41   0.41
MONEY MARKET
Daily Money Fund:
 Capital Reserves:
  Money Market (4) 7/31/93  443.3 0.50 0.31 0.95
  U.S. Government
   Money Market (4) 7/31/93  269.5 0.50 0.38 0.95
 Money Market (4) 7/31/93  1,554.7 0.50 0.50 0.61
 U.S. Treasury (4) 7/31/93 $ 2,841.7 0.50% 0.50% 0.57%
 U.S. Treasury
  Income (4) 7/31/93  1,166.9 0.42 0.20 0.20
Spartan U.S. Treasury
 Money Market (4) 7/31/93  2,138.9 0.55 0.42 0.42
Daily Income Trust (4) 8/31/93  2,302.8 0.30 0.30 0.57
Money Market Trust:
 Domestic Money
  Market (4) 8/31/93  690.3 0.42 0.42 0.42
 Retirement Government
  Money Market (4) 8/31/93  1,338.8 0.42 0.42 0.42
 Retirement Money
  Market (4) 8/31/93  1,661.1 0.42 0.42 0.42
 U.S. Government (4) 8/31/93  297.5 0.42 0.42 0.42
 U.S. Treasury (4) 8/31/93  181.5 0.42 0.42 0.42
U.S. Government
 Reserves (4) 9/30/93  1,139.5 0.43 0.43 0.73
Cash Reserves (4) 11/30/93  9,761.4 0.14 0.13 0.48
State and Local Asset
 Management Series:
  Government Money
   Market (4) 11/30/93  844.5 0.43 0.43 0.43
Variable Insurance
 Products:
  Money Market (4) 12/31/93  307.3 0.14 0.13 0.22
Select Money Market (4) 2/28/94  462.6 0.13 0.13 0.72
Institutional Cash:
 Domestic Money
  Market (4) 3/31/94  762.8 0.20 0.12 0.18
 Money Market :
  Class A (4) 3/31/94  5,263.1 0.20 0.15 0.18
  Class B (4) 3/31/94**  34.4 0.20(dagger) 0.15(dagger) 0.50(dagger)
 U.S. Government (4) 3/31/94  4,830.3 0.20 0.14 0.18
 U.S. Treasury (4) 3/31/94  1,898.0 0.20 0.15 0.18
 U.S. Treasury II:
  Class A (4) 3/31/94  4,916.5 0.20 0.14 0.18
  Class B (4) 3/31/94**  1.5 0.20(dagger) 0.14(dagger) 0.50(dagger)
Spartan Money Market (4) 4/30/94  4,512.4 0.45 0.31 0.31
Spartan U.S. Governmenrt
 Money Market (4) 4/30/94  799.3 0.45 0.45 0.45
The North Carolina
 Capital Management Trust:
  Cash Portfolio (4) 6/30/94  1,391.7 0.39 0.39 0.39
TAX-EXEMPT INCOME
Daily Money Fund:
 Capital Reserves:
  Municipal Money
   Market (4) 7/31/93 $ 91.7 0.50% 0.22% 0.95%
Spartan Aggressive
 Municipal   8/31/93**  6.4 0.60(dagger) 0.60(dagger) 0.60(dagger)
Spartan Intermediate
 Municipal  8/31/93**  82.6 0.55(dagger) - -
Spartan Maryland
 Municipal  Income 8/31/93**  13.4 0.55(dagger) - -
Spartan Municipal
 Income   8/31/93  869.8 0.55 0.47 0.47
Spartan Municipal
 Money Market (4) 8/31/93  1,561.2 0.50 0.27 0.27
Spartan Short-
 Intermediate
  Municipal 8/31/93#  819.9 0.55(dagger) 0.55(dagger) 0.55(dagger)
Advisor High Income
 Municipal  10/31/93  316.4 0.42 0.42 0.92
Daily Tax-Exempt
 Money (4)  10/31/93  504.9 0.50 0.50 0.61
Spartan New Jersey
 Municipal Money
  Market (4) 10/31/93  329.1 0.50 0.44 0.44
Tax-Exempt Money
 Market Trust (4) 10/31/93  2,789.6 0.27 0.27 0.49
Advisor Institutional
 Limited Term
  Tax-Exempt:
  Class A  11/30/93  22.1 0.42 0.24 0.65
  Institutional Class 11/30/93  15.4 0.42 - 0.90
Advisor Short-Inter-
 Mediate Tax Exempt 11/30/94** 6.5 0.41(dagger) - 0.75(dagger) Connecticut Municipal
 Money Market (4) 11/30/93  300.3 0.42 0.42 0.61
High Yield Tax-Free 11/30/93  2,161.9 0.42 0.42 0.56
New Jersey Tax-Free
 Money Market (4) 11/30/93  357.5 0.42 0.42 0.63
Spartan Connecticut
 Municipal:
  High Yield 11/30/93  450.4 0.55 0.55 0.55
  Money Market (4) 11/30/93  128.5 0.50 0.24 0.24
Spartan Florida Municipal:
 Income   11/30/93 $ 377.5 0.55% 0.25% 0.25%
 Money Market (4) 11/30/93  204.4 0.50 0.18 0.18
Spartan New Jersey
 Municipal High Yield 11/30/93  399.2 0.55 0.55 0.55
Aggressive Tax-Free 12/31/93  891.9 0.47 0.47 0.64
Insured Tax-Free 12/31/93  426.3 0.42 0.42 0.61
Limited Term
 Municipals  12/31/93  1,174.6 0.41 0.41 0.57
Michigan Tax-Free:
 High Yield  12/31/93  528.9 0.42 0.42 0.59
 Money Market (4) 12/31/93  161.3 0.42 0.41 0.62
Minnesota Tax-Free 12/31/93  320.0 0.42 0.42 0.61
Municipal Bond 12/31/93  1,279.8 0.37 0.37 0.49
Ohio Tax-Free:
 High Yield  12/31/93  442.1 0.41 0.41 0.57
 Money Market (4) 12/31/93  244.4 0.42 0.42 0.59
Spartan Pennsylvania
 Municipal:
  High Yield 12/31/93  283.2 0.55 0.55 0.55
  Money Market (4) 12/31/93  218.8 0.50 0.50 0.50
Massachusetts Tax-Free:
 High Yield  1/31/94  1,365.4 0.41 0.41 0.54
 Money Market (4) 1/31/94  577.0 0.41 0.41 0.66
New York Tax-Free:
 High Yield  1/31/94  477.9 0.41 0.41 0.58
 Insured   1/31/94  395.2 0.41 0.41 0.58
 Money Market (4) 1/31/94  564.0 0.41 0.41 0.62
Spartan Massachusetts
 Municipal Money
  Market (4) 1/31/94  339.5 0.50 0.40 0.40
Spartan New York
 Municipal:
  High Yield 1/31/94  427.7 0.55 0.55 0.55    Intermediate 1/31/94**  4.3
0.55(dagger) - -
  Money Market (4) 1/31/94  446.6 0.50 0.50 0.50
California Tax-Free:
 High Yield  2/28/94  588.0 0.41 0.41 0.57
 Insured   2/28/94  299.5 0.41 0.29 0.48
 Money Market (4) 2/28/94  540.0 0.41 0.41 0.64
Spartan California
 Municipal:
  High Yield 2/28/94  598.5 0.55 0.52 0.52
  Intermediate 2/28/94** $ 7.7 0.55(dagger)% -% -%
  Money Market (4) 2/28/94  944.0 0.50 0.21 0.21
Institutional Tax-
 Exempt Cash (4) 5/31/94  2,549.9 0.20 0.14 0.18
(a) All fund data are as of the fiscal year end noted in the chart or as of June 30, 1994, if fiscal year end figures are not yet available. Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(b) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations, or paid by or due from brokers to which cer tain portfolio trades have been directed.
(dagger) Annualized
# Year end changed
** Less than a complete fiscal year
(1) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund.
(2) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIJ (New Markets Income and Advisor Emerging Markets only), FIIA, and FIIAL U.K., with respect to the fund.
(3) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(4) Fidelity Management & Research Company has entered into a sub-advisory agreement with FMR Texas Inc., with respect to the fund.
(5) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund.
(6) Effective April 25, 1994, Select Broadcast and Media Portfolio has been renamed to Multimedia Portfolio.

CAP-PXS-894 CUSIP #316066109/FUND #307
 CUSIP #316464106/FUND #039
 CUSIP #316066208/FUND #315
 CUSIP #316066307/FUND #320

Vote this proxy card TODAY!  Your prompt response will
   save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY CAPITAL TRUST: FIDELITY CAPITAL APPRECIATION FUND
PROXY SOLICITED BY THE TRUSTEES
   The undersigned, r    evoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur Loring, and Thomas R. Williams or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CAPITAL TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    039,     30   7    , 315, 320 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve  nominees specified below as           FOR all nominees        WITHHOLD       1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis      listed (except as         vote for all
     Burke Davis, Richard J. Flynn, Edward C. Johnson 3d,    marked to the contrary    nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       below).
     Gerald C. McDonough, Edward H. Malone, Marvin L.
     Mann, and Thomas R. Williams.  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON
     THE LINE BELOW.)






2.    To ratify the selection of Coopers and Lybrand    L.L.P.     as independent    FOR     AGAINST     ABSTAIN    2.
      accountants of the trust.

3.    To amend the Declaration of Trust to provide dollar-based voting               FOR     AGAINST     ABSTAIN    3.
      rights for shareholders of the trust.

4.    To amend the Declaration    of Trust     regarding shareholder notification    FOR     AGAINST     ABSTAIN    4.
      of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund with the ability         FOR     AGAINST     ABSTAIN    5.
      to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.

6.    To adopt a new fundamental investment policy for the fund                      FOR     AGAINST     ABSTAIN    6.
      permitting the fund to invest all of its assets in another open-end investment company with substantially the same investment
      objective and policies.

7.    To approve an amended management contract for the fund.                        FOR     AGAINST     ABSTAIN    7.

10.   To approve a new Sub-Advisory Agreement with FMR Far East for                  FOR     AGAINST     ABSTAIN    10.
      the fund.

11.   To approve a new Sub-Advisory Agreement with FMR U.K. for the                  FOR     AGAINST     ABSTAIN    11.
      fund.

12.   To eliminate the fund's fundamental investment policies concerning             FOR     AGAINST     ABSTAIN    12.
      investment for temporary defensive purposes.

14.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    14.
      real estate.

15.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    15.
      diversification.

16.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    16.
      the issuance of senior securities.

17.   To eliminate the fund's fundamental investment limitation                      FOR     AGAINST     ABSTAIN    17.
      concerning short sales of securities.

18.   To eliminate the fund's fundamental investment limitation                      FOR     AGAINST     ABSTAIN    18.
      concerning margin purchases.

19.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    19.
      borrowing.

21.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    21.
      underwriting.

22.   To adopt a fundamental investment limitation for the fund                      FOR     AGAINST     ABSTAIN    22.
      concerning the purchase and sale of physical commodities.

23.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    23.
      lending.

24.   To eliminate the fund's fundamental investment limitation                      FOR     AGAINST     ABSTAIN    24.
      concerning investment in other investment companies.


    CAP-PXC-894


CUSIP #316066109/FUND #307h


Vote this proxy card TODAY!  Your prompt response will
   save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY CAPITAL TRUST: FIDELITY VALUE FUND
PROXY SOLICITED BY THE TRUSTEES
   The undersigned, revoking previous proxies, hereby appoint(s) Edward C.
Johnson 3d, Arthur Loring, and Thomas R. Wi    lliams or any one or more of
them, attorneys, with full power of substitution, to vote all shares of FIDELITY CAPITAL TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
307, 039, 315, 320 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve  nominees specified below as           FOR all nominees        WITHHOLD       1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis      listed (except as         vote for all
     Burke Davis, Richard J. Flynn, Edward C. Johnson 3d,    marked to the contrary    nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       below).
     Gerald C. McDonough, Edward H. Malone, Marvin L.
     Mann, and Thomas R. Williams.  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON
     THE LINE BELOW.)






2.    To ratify the selection of Coopers and Lybrand    L.L.P.     as independent    FOR     AGAINST     ABSTAIN    2.
      accountants of the trust.

3.    To amend the Declaration of Trust to provide dollar-based voting               FOR     AGAINST     ABSTAIN    3.
      rights for shareholders of the trust.

4.    To amend the Declaration    of Trust     regarding shareholder notification    FOR     AGAINST     ABSTAIN    4.
      of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund with the ability         FOR     AGAINST     ABSTAIN    5.
      to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.

6.    To adopt a new fundamental investment policy for the fund                      FOR     AGAINST     ABSTAIN    6.
      permitting the fund to invest all of its assets in another open-end investment company with substantially the same investment
      objective and policies.

8.    To approve a   n amend    ed management contract for the fund.                 FOR     AGAINST     ABSTAIN    8.

10.   To approve a new Sub-Advisory Agreement with FMR Far East for                  FOR     AGAINST     ABSTAIN    10.
      the fund.

11.   To approve a new Sub-Advisory Agreement with FMR U.K. for the                  FOR     AGAINST     ABSTAIN    11.
      fund.

12.   To eliminate the fund's fundamental investment policies concerning             FOR     AGAINST     ABSTAIN    12.
      investment for temporary defensive purposes.

13.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    13.
      diversification.

14.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    14.
      real estate.

16.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    16.
      the issuance of senior securities.

17.   To eliminate the fund's fundamental investment limitation                      FOR     AGAINST     ABSTAIN    17.
      concerning short sales of securities.

18.   To eliminate the fund's fundamental investment limitation                      FOR     AGAINST     ABSTAIN    18.
      concerning margin purchases.

19.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    19.
      borrowing.

20.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    20.
      the concentration of its investments within a single industry.

23.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    23.
      lending.

24.   To eliminate the fund's fundamental investment limitation                      FOR     AGAINST     ABSTAIN    24.
      concerning investment in other investment companies.

25.   To eliminate the fund's fundamental investment limitation                      FOR     AGAINST     ABSTAIN    25.
      concerning investments in securities of newly-formed issuers.

26.   To eliminate the fund's fundamental investment limitation                      FOR     AGAINST     ABSTAIN    26.
      concerning investments in oil, gas, and other mineral exploration programs.


   CAP-PXC-894


CUSIP #316464106/FUND #039h


Vote this proxy card TODAY!  Your prompt response will
   save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY CAPITAL TRUST: FIDELITY DISCIPLINED EQUITY FUND
PROXY SOLICITED BY THE TRUSTEES
   The undersi    gned, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur Loring, and Thomas R. Williams or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CAPITAL TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
307, 039, 315, 320 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve  nominees specified below as           FOR all nominees        WITHHOLD       1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis      listed (except as         vote for all
     Burke Davis, Richard J. Flynn, Edward C. Johnson 3d,    marked to the contrary    nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       below).
     Gerald C. McDonough, Edward H. Malone, Marvin L.
     Mann, and Thomas R. Williams.  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON
     THE LINE BELOW.)






2.    To ratify the selection of Coopers and Lybrand    L.L.P.      as independent    FOR     AGAINST     ABSTAIN    2.
      accountants of the trust.

3.    To amend the Declaration of Trust to provide dollar-based voting                FOR     AGAINST     ABSTAIN    3.
      rights for shareholders of the trust.

4.    To amend the Declaration    of Trust     regarding shareholder notification     FOR     AGAINST     ABSTAIN    4.
      of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund with the ability          FOR     AGAINST     ABSTAIN    5.
      to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.

6.    To adopt a new fundamental investment policy for the fund                       FOR     AGAINST     ABSTAIN    6.
      permitting the fund to invest all of its assets in another open-end investment company with substantially the same investment
      objective and policies.

7.    To approve an amended management contract for the fund.                         FOR     AGAINST     ABSTAIN    7.

9.    To approve a Distribution and Service Plan pursuant to Rule 12b-1               FOR     AGAINST     ABSTAIN    9.
      for the fund.

10.   To approve a new Sub-Advisory Agreement with FMR Far East for                   FOR     AGAINST     ABSTAIN    10.
      the fund.

11.   To approve a new Sub-Advisory Agreement with FMR U.K. for the                   FOR     AGAINST     ABSTAIN    11.
      fund.

14.   To amend the fund's fundamental investment limitation concerning                FOR     AGAINST     ABSTAIN    14.
      real estate.

15.   To amend the fund's fundamental investment limitation concerning                FOR     AGAINST     ABSTAIN    15.
      diversification.

16.   To amend the fund's fundamental investment limitation concerning                FOR     AGAINST     ABSTAIN    16.
      the issuance of senior securities.

17.   To eliminate the fund's fundamental investment limitation                       FOR     AGAINST     ABSTAIN    17.
      concerning short sales of securities.

18.   To eliminate the fund's fundamental investment limitation                       FOR     AGAINST     ABSTAIN    18.
      concerning margin purchases.

19.   To amend the fund's fundamental investment limitation concerning                FOR     AGAINST     ABSTAIN    19.
      borrowing.

20.   To amend the fund's fundamental investment limitation concerning                FOR     AGAINST     ABSTAIN    20.
      the concentration of its investments within a single industry.

22.   To amend the fund's fundamental investment limitation  concerning               FOR     AGAINST     ABSTAIN    22.
      the purchase and sale of physical commodities.

23.   To amend the fund's fundamental investment limitation concerning                FOR     AGAINST     ABSTAIN    23.
      lending.


   CAP-PXC-894


CUSIP #316066208/FUND #315H


Vote this proxy card TODAY!  Your prompt response will
   save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
- --------------------------------------------------------------------------
- --------------------
FIDELITY CAPITAL TRUST: FIDELITY STOCK SELECTOR
PROXY SOLICITED BY THE TRUSTEES
   The undersigne    d, revoking previous proxies, hereby appoint(s) Edward
C. Johnson 3d, Arthur Loring, and Thomas R. Williams or any one or more of them, attorneys, with full power of substitution, to vote all shares of FIDELITY CAPITAL TRUST as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on October 26, 1994 at 9:00 a.m. and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date                                        _____________, 1994
_______________________________________
_______________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
   039    ,    307    , 315, 320 HH

Please refer to the Proxy Statement discussion of each of these matters.
IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.
As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
- --------------------------------------------------------------------------
- --------------------

1.   To elect the twelve  nominees specified below as           FOR all nominees        WITHHOLD       1.
     Trustees:  J. Gary Burkhead, Ralph F. Cox, Phyllis      listed (except as         vote for all
     Burke Davis, Richard J. Flynn, Edward C. Johnson 3d,    marked to the contrary    nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       below).
     Gerald C. McDonough, Edward H. Malone, Marvin L.
     Mann, and Thomas R. Williams.  (INSTRUCTION:  TO
     WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL
     NOMINEE(S), WRITE THE NAME(S) OF THE NOMINEE(S) ON
     THE LINE BELOW.)






2.    To ratify the selection of Coopers and Lybrand    L.L.P.     as independent    FOR     AGAINST     ABSTAIN    2.
      accountants of the trust.

3.    To amend the Declaration of Trust to provide dollar-based voting               FOR     AGAINST     ABSTAIN    3.
      rights for shareholders of the trust.

4.    To amend the Declaration    of Trust     regarding shareholder notification    FOR     AGAINST     ABSTAIN    4.
      of appointment of Trustees.

5.    To amend the Declaration of Trust to provide the fund with the ability         FOR     AGAINST     ABSTAIN    5.
      to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.

6.    To adopt a new fundamental investment policy for the fund                      FOR     AGAINST     ABSTAIN    6.
      permitting the fund to invest all of its assets in another open-end investment company with substantially the same investment
      objective and policies.

7.    To approve an amended management contract for the fund.                        FOR     AGAINST     ABSTAIN    7.

9.    To approve a Distribution and Service Plan pursuant to Rule 12b-1              FOR     AGAINST     ABSTAIN    9.
      for the fund.

10.   To approve a new Sub-Advisory Agreement with FMR Far East for                  FOR     AGAINST     ABSTAIN    10.
      the fund.

11.   To approve a new Sub-Advisory Agreement with FMR U.K. for the                  FOR     AGAINST     ABSTAIN    11.
      fund.

14.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    14.
      real estate.

15.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    15.
      diversification.

17.   To eliminate the fund's fundamental investment limitation                      FOR     AGAINST     ABSTAIN    17.
      concerning short sales of securities.

18.   To eliminate the fund's fundamental investment limitation                      FOR     AGAINST     ABSTAIN    18.
      concerning margin purchases.

19.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    19.
      borrowing.

20.   To amend the fund's fundamental investment limitation concerning               FOR     AGAINST     ABSTAIN    20.
      the concentration of its investments within a single industry.

22.   To amend the fund's fundamental investment limitation  concerning              FOR     AGAINST     ABSTAIN    22.
      the purchase and sale of physical commodities.


   CAP-PXC-894


CUSIP #316066307/FUND #320H

FIDELITY CAPITAL APPRECIATION FUND
FIDELITY VALUE FUND
FIDELITY DISCIPLINED EQUITY FUND
FIDELITY STOCK SELECTOR
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Capital Appreciation Fund, Fidelity Value Fund, Fidelity Disciplined Equity Fund, and Fidelity Stock Selector shareholders will be held in October to vote on several important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Our records indicate that you are among many shareholders who have more than one account in these funds. To save the expense of postage and printing, we have enclosed one proxy card for each account. Please take the time to read the enclosed materials and cast your vote on each yellow proxy card. PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your funds. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by the funds and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. A copy of each fund's most recent Annual Report for the fiscal year ended October 31, 1993 may be included with this mailing.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for each fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to amend Fidelity Capital Appreciation Fund's, Fidelity Disciplined Equity Fund's, and Fidelity Stock Selector's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the amended contract is substantially identical to the current management contract. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER EACH FUND'S CURRENT MANAGEMENT CONTRACT.
                 CAP- PXL -894

PROPOSAL 8 is to amend Fidelity Value Fund's management contract to lower the management fee that FMR receives from the fund by decreasing the individual fund fee rate and also revising the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the amended contract is substantially identical to the current management contract. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS LOWER THAN THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT.
PROPOSAL 9 is to approve a Distribution and Service Plan pursuant to Rule 12b-1 for Fidelity Disciplined Equity Fund and Fidelity Stock Selector. This "no fee" plan allows FMR to use its management fees and other resources to promote the sale of each fund's shares. No fees (other than those contemplated in the management contract) are to be paid by each fund under the plan.
PROPOSALS 10 AND 11 ask for shareholder approval of two sub-advisory agreements for each fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable each fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 12 asks for shareholder approval to amend Fidelity Capital Appreciation Fund's and Fidelity Value Fund's investment policies concerning investment for temporary defensive purposes. The proposal is not expected to change the investment performance of each fund, or how each fund is managed.
PROPOSAL 13 asks for shareholder approval to amend Fidelity Value Fund's investment limitation concerning diversification to allow the fund greater investment flexibility.
PROPOSAL 14 is to amend each fund's investment limitation concerning real estate. The main purpose of this proposal is to allow each fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to each fund's investment objective. The proposal is not expected to change the investment performance of each fund, or how each fund is managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 15 through 26 is to revise several of the investment limitations of each fund to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify each fund's authority in various areas of investing and bring each fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objectives of the funds, however, and are not expected to result in any significant changes in each fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy cards enclosed in this package. Be sure to sign the cards before mailing them in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your funds. Sincerely,
Edward C. Johnson 3d
President
FIDELITY CAPITAL APPRECIATION FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Capital Appreciation Fund shareholders will be held in October to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS THAT AFFECT YOUR FUND.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. A copy of the fund's most recent Annual Report for the fiscal year ended October 31, 1993 may be included with this mailing.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to amend the fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the amended contract is substantially identical to the current management contract. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT. PROPOSALS 10 AND 11 ask for shareholder approval of two sub-advisory agreements for the fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable the fund to participate more readily and efficiently in full trading sessions on foreign exchanges.

CAF - PXL - 894

PROPOSAL 12 asks for shareholder approval to amend the fund's investment policies concerning investment for temporary defensive purposes. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
PROPOSAL 14 is to amend the fund's investment limitation concerning real estate. The main purpose of this proposal is to allow the fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to the fund's investment objective. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 15 through 19 and 21 through 24 is to revise several of the investment limitations of the fund to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objectives of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,


Edward C. Johnson 3d
President
FIDELITY VALUE FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Value Fund shareholders will be held in October to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS THAT AFFECT YOUR FUND.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. A copy of the fund's most recent Annual Report for the fiscal year ended October 31, 1993 may be included with this mailing.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 8 is to amend the fund's management contract to lower the management fee that FMR receives from the fund by decreasing the individual fund fee rate and also revising the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the amended contract is substantially identical to the current management contract. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS LOWER THAN THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT.
PROPOSALS 10 AND 11 ask for shareholder approval of two sub-advisory agreements for the fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable the fund to participate more readily and efficiently in full trading sessions on foreign exchanges.

VAL - PXL - 894
PROPOSAL 12   asks for shareholder approval to amend the fund's investment policies concerning investment for temporary defensive purposes. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
PROPOSAL 13 asks for shareholder approval to amend the fund's investment limitation concerning diversification to allow the fund greater investment flexibility.
PROPOSAL 14 is to amend the fund's investment limitation concerning real estate. The main purpose of this proposal is to allow the fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to the fund's investment objective. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 16 through 20 and 23 through 26 is to revise several of the investment limitations of the fund to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objectives of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,


Edward C. Johnson 3d
President
FIDELITY DISCIPLINED EQUITY FUND
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Disciplined Equity Fund shareholders will be held in October to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS THAT AFFECT YOUR FUND.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. A copy of the fund's most recent Annual Report for the fiscal year ended October 31, 1993 may be included with this mailing.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to amend the fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the amended contract is substantially identical to the current management contract. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT. PROPOSAL 9 is to approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund. This "no fee" plan allows FMR to use its management fees and other resources to promote the sale of the fund's shares. No fees (other than those contemplated in the management contract) are to be paid by the fund under the plan.

FDE - PXL - 894

PROPOSALS 10 AND 11 ask for shareholder approval of two sub-advisory agreements for the fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable the fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 14 is to amend the fund's investment limitation concerning real estate. The main purpose of this proposal is to allow the fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to the fund's investment objective. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 15 through 20, 22, and 23, is to revise several of the investment limitations of the fund to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objectives of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,


Edward C. Johnson 3d
President
FIDELITY STOCK SELECTOR
Dear Fellow Shareholder:
I am writing to let you know that a special meeting of Fidelity Stock Selector shareholders will be held in October to vote on several important proposals that affect the fund and your investment in it. As a shareholder, you have the opportunity to voice your opinion on these matters. This package contains information about the proposals and the materials to use when voting by mail.
Please take the time to read the enclosed materials and cast your vote on the yellow proxy card(s). PLEASE VOTE PROMPTLY. IT IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.
This is an opportunity to voice your opinion on matters that affect your fund. Voting promptly helps save money. If we do not receive enough votes, we must resolicit shareholders in an attempt to increase voter participation. That is a costly process paid for by your fund and, ultimately, by you.
HERE IS A BRIEF SUMMARY OF THE PROPOSALS THAT AFFECT YOUR FUND.
All of the proposals summarized below have been carefully reviewed by the Board of Trustees. The Board of Trustees is responsible for protecting your interests as a shareholder. The Trustees believe these proposals are in the best interest of shareholders. They recommend that you vote for each proposal.
PROPOSAL 1 is to elect Trustees to the Board to supervise the trust's activities and review contractual arrangements with companies that provide the trust with services. A copy of the fund's most recent Annual Report for the fiscal year ended October 31, 1993 may be included with this mailing.
PROPOSAL 2 is to ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
PROPOSAL 3 is to amend the Declaration of Trust to provide voting rights based on a shareholder's total dollar value in the trust rather than on the number of shares owned. As a result, for trust-wide votes such as electing trustees, voting power would be proportionate to the dollar value of each shareholder's investment.
PROPOSAL 4 is to amend the Declaration of Trust to eliminate the requirement of notifying trust shareholders within three months in the event of an appointment of a Trustee. This proposal does not amend any other aspect of Trustee resignation or appointment.
PROPOSAL 5 is to amend the Declaration of Trust to provide the fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 6 is to adopt a new fundamental investment policy for the fund permitting it to invest all of its assets in another open-end investment company with substantially the same investment objective and policies. PROPOSAL 7 is to amend the fund's management contract to revise the management fee calculation to provide for lower fees when FMR's assets under management exceed certain levels. Otherwise, the amended contract is substantially identical to the current management contract. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE WHICH IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE FUND'S CURRENT MANAGEMENT CONTRACT. PROPOSAL 9 is to approve a Distribution and Service Plan pursuant to Rule 12b-1 for the fund. This "no fee" plan allows FMR to use its management fees and other resources to promote the sale of the fund's shares. No fees (other than those contemplated in the management contract) are to be paid by the fund under the plan.


FSS - PXL - 894
PROPOSALS 10 AND 11 ask for shareholder approval of two sub-advisory agreements for the fund. The new agreements would authorize FMR to grant investment discretion and portfolio execution to the sub-advisors in order to more fully utilize foreign managers and analysts with investment expertise in local markets and to potentially enable the fund to participate more readily and efficiently in full trading sessions on foreign exchanges.
PROPOSAL 14 is to amend the fund's investment limitation concerning real estate. The main purpose of this proposal is to allow the fund greater flexibility to purchase and sell the securities of issuers in the real estate business, subject to the fund's investment objective. The proposal is not expected to change the investment performance of the fund, or how the fund is managed.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS. The primary purpose of Proposals 15, 17 through 20, and 22, is to revise several of the investment limitations of the fund to conform to limitations which are expected to become standard for all funds managed by FMR. The standardized limitations clarify the fund's authority in various areas of investing and bring the fund's limitations up to date by reflecting changes in the market and in regulatory policies in recent years. The proposals do not affect the fundamental objectives of the fund, however, and are not expected to result in any significant changes in the fund's investment strategy.
Each of these proposals is described in greater detail in the enclosed Proxy Statement.
VOTING BY MAIL IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.
We encourage you to exercise your right as a shareholder and to vote promptly. To cast your vote, simply complete the yellow proxy card enclosed in this package. Be sure to sign the card before mailing it in the postage-paid envelope provided.
If you have any questions before you vote, please call us at 1-800-544-6666. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative for your fund. Sincerely,


Edward C. Johnson 3d
President